                                                                    EXHIBIT 99.2

                                  NATIONAL CITY(R)

                                    UNAUDITED
                              FINANCIAL SUPPLEMENT
                                  JUNE 30, 2003

                                TABLE OF CONTENTS

QUARTERLY AND YEAR-TO-DATE FINANCIAL TRENDS
Consolidated Financial Highlights                                           2-3
Consolidated Statements of Income                                             4
Consolidated Period-End Balance Sheets                                        5
Consolidated Average Balance Sheets                                           6
Selected Average Balances                                                     7
Securitized Balances                                                          7
Selected Period-End Balances                                                  8
Average Balances/Net Interest Income/Rates                                 9-11
Stockholder Data                                                             12
Capitalization                                                               13
Noninterest Income                                                           14
Noninterest Expense                                                          14
Salaries, Benefits, and Other Personnel Expense                              15
Full-Time Equivalent Employees by Line of Business                           15
Credit Quality Statistics                                                 16-18
Ten Largest Nonperforming Loans                                              18
Commercial Loan Industry Concentration                                       18
Consumer and Small Business Financial Services Performance Measures          19
Asset Management Performance Measures                                        20
Mortgage Banking Statistics                                               21-23
First Franklin Loan Origination and Portfolio Statistics                     24
Line of Business Results                                                  25-28

MONTHLY FINANCIAL TRENDS
Consolidated Selected Average Balances                                       29
Capitalization                                                               29
Consumer and Small Business Financial Services Performance Measures          30
Mortgage Banking Statistics                                                  30

              FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

--------------------------------------------------------------------------------


PRESENTATION CHANGES TO THIS QUARTER'S FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

CREDIT QUALITY STATISTICS - PAGES 17 AND 18

Real estate residential nonperforming assets, percentage of nonperforming assets, other real estate owned (OREO), and loans 90+ past due accruing interest have been broken out into the following categories: National City Mortgage, First Franklin, and Altegra. Commercial OREO has also been disclosed separately.

LINE OF BUSINESS RESULTS - PAGE 26

Net income for the divisions of National Consumer Finance (NCF) have been disclosed separately. NCF divisional net income is broken down into the following categories: National City Mortgage Co. (NCMC), First Franklin origination, sales, and portfolio, and National Home Equity.

MONTHLY FINANCIAL TRENDS - PAGES 29 AND 30

On June 12, 2003, National City Corporation posted to its Web site at www.NationalCity.com a Mid-Quarter Update to the Financial Supplement. The monthly statistics presented in the Mid-Quarter Update have been added to this Financial Supplement under the section heading Monthly Financial Trends.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


                                                               2003                                   2002
                                                      -----------------------  ----------------------------------------------------
                                                       2ND QTR      1ST QTR     4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                      ----------   ----------  ----------    ----------    ----------    ----------
EARNINGS
Tax-equivalent interest income                        $    1,528   $    1,527  $    1,540    $    1,451    $    1,444    $    1,511
Interest expense                                             426          426         459           472           473           506
                                                      ----------   ----------  ----------    ----------    ----------    ----------
Tax-equivalent net interest income                         1,102        1,101       1,081           979           971         1,005
Provision for loan losses                                    183          200         159           169           165           189
                                                      ----------   ----------  ----------    ----------    ----------    ----------
Tax-equivalent NII after provision for loan losses           919          901         922           810           806           816
Fees and other income                                      1,030          866         691           620           729           691
Securities gains (losses), net                                32           --         (17)           --            44            54
Noninterest expense                                        1,026        1,009       1,011           870           974           875
                                                      ----------   ----------  ----------    ----------    ----------    ----------
Income before taxes and tax-equivalent adjustment            955          758         585           560           605           686
Income taxes                                                 331          254         198           178           204           232
Tax-equivalent adjustment                                      7            8           6             8             8             8
                                                      ----------   ----------  ----------    ----------    ----------    ----------
Net income                                            $      617   $      496  $      381    $      374    $      393    $      446
                                                      ==========   ==========  ==========    ==========    ==========    ==========
Effective tax rate                                          34.9%        33.9%       34.2%         32.3%         34.2%         34.2%
PER COMMON SHARE
Net income:
    Basic                                             $     1.01   $      .81  $      .62    $      .61    $      .65    $      .73
    Diluted                                                  .99          .81         .62           .61           .63           .73
Dividends paid                                              .305         .305        .305          .305          .295          .295
Book value                                                 14.77        14.05       13.59         13.32         13.02         12.61
Market value (close)                                       32.71        27.85       27.32         28.53         33.25         30.76
Average shares:
    Basic                                                  612.1        611.5       611.9         611.6         609.3         607.8
    Diluted                                                618.4        615.6       616.0         617.9         616.8         614.0
PERFORMANCE RATIOS
Return on average common equity                            28.10%       23.42%      18.00%        18.06%        19.98%        24.03%
Return on average total equity                             28.10        23.42       18.00         18.06         19.98         24.03
Return on average assets                                    2.08         1.73        1.34          1.47          1.61          1.77
Net interest margin                                         4.11         4.21        4.26          4.34          4.42          4.36
Efficiency ratio                                           48.13        51.29       57.06         54.40         57.30         51.58
CREDIT QUALITY STATISTICS
Net charge-offs                                       $      164   $      171  $      140    $      120    $      135    $      181
Provision for loan losses                                    183          200         159           169           165           189
Loan loss allowance                                        1,147         1,128      1,099         1,080         1,030         1,000
Nonperforming assets                                         818          822         817           852           793           716
Annualized net charge-offs to average portfolio loans        .88%         .95%        .78%          .69%          .80%         1.08%
Loan loss allowance to period-end portfolio loans           1.51         1.51        1.52          1.52          1.50          1.47
Loan loss allowance to nonperforming portfolio loans      162.09       162.01      156.42        144.44        146.42        153.84
Loan loss allowance (period-end) to annualized net
  charge-offs                                             174.07       163.10      198.04        227.03        190.26        135.90
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                            1.08         1.10        1.13          1.20          1.15          1.05

                                                                                                              SIX MONTHS ENDED
                                                                              2001                                JUNE 30,
                                                      ----------------------------------------------------    ----------------
                                                       4TH QTR       3RD QTR       2ND QTR       1ST QTR       2003      2002
                                                      ----------    ----------    ----------    ----------    ------    ------
EARNINGS
Tax-equivalent interest income                        $    1,523    $    1,623    $    1,634    $    1,668    $3,055    $2,955
Interest expense                                             570           718           799           889       852       979
                                                      ----------    ----------    ----------    ----------    ------    ------
Tax-equivalent net interest income                           953           905           835           779     2,203     1,976
Provision for loan losses                                    209           160           153            83       383       354
                                                      ----------    ----------    ----------    ----------    ------    ------
Tax-equivalent NII after provision for loan losses           744           745           682           696     1,820     1,622
Fees and other income                                        656           597           682           598     1,896     1,420
Securities gains (losses), net                                19            21            17            88        32        98
Noninterest expense                                          885           815           840           805     2,035     1,849
                                                      ----------    ----------    ----------    ----------    ------    ------
Income before taxes and tax-equivalent adjustment            534           548           541           577     1,713     1,291
Income taxes                                                 178           183           183           234       585       436
Tax-equivalent adjustment                                      9             8             9             8        15        16
                                                      ----------    ----------    ----------    ----------    ------    ------
Net income                                            $      347    $      357    $      349    $      335    $1,113    $  839
                                                      ==========    ==========    ==========    ==========    ======    ======
Effective tax rate                                          34.0%         33.9%         34.4%         41.1%     34.5%     34.2%
PER COMMON SHARE
Net income:
    Basic                                             $      .57    $      .59    $      .58    $      .56    $ 1.82    $ 1.38
    Diluted                                                  .57           .58           .57           .55      1.80      1.36
Dividends paid                                              .295          .295          .285          .285       .61       .59
Book value                                                 12.15         11.87         11.52         11.19
Market value (close)                                       29.24         29.95         30.78         26.75
Average shares:
    Basic                                                  606.9         605.0         601.5         600.9     611.8     608.6
    Diluted                                                613.0         613.8         610.8         610.1     617.0     615.4
PERFORMANCE RATIOS
Return on average common equity                            18.76%        19.95%        20.47%        20.52%    25.80%    21.95%
Return on average total equity                             18.75         19.91         20.41         20.45     25.80     21.95
Return on average assets                                    1.40          1.50          1.52          1.55      1.91      1.69
Net interest margin                                         4.25          4.20          3.98          3.92      4.16      4.39
Efficiency ratio                                           55.00         54.27         55.38         58.43     49.64     54.44
CREDIT QUALITY STATISTICS
Net charge-offs                                       $      147    $      140    $       93    $       83    $  335    $  316
Provision for loan losses                                    209           160           153            83       383       354
Loan loss allowance                                          997         1,008           990           930
Nonperforming assets                                         658           649           509           447
Annualized net charge-offs to average portfolio loans        .85%          .81%          .55%          .51%      .91%      .94%
Loan loss allowance to period-end portfolio loans           1.47          1.46          1.46          1.39
Loan loss allowance to nonperforming portfolio loans      167.90        171.85        216.75        230.12
Loan loss allowance (period-end) to annualized net
  charge-offs                                             170.37        182.63        266.34        275.62    169.87%   161.46%
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                             .97           .94           .75           .67

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                 CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                ($ IN MILLIONS)


                                                         2003                                2002
                                                 --------------------    --------------------------------------------
                                                 2ND QTR     1ST QTR     4TH QTR     3RD QTR      2ND QTR     1ST QTR
                                                 --------    --------    --------    --------    --------    --------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)                                    8.10%       7.82%       7.60%       7.78%       7.92%       7.66%
Total risk-based capital(1)                         12.34       11.65       11.51       11.87       12.24       12.09
Leverage(1)                                          6.79        6.54        6.52        7.09        7.05        6.49
Period-end equity to assets                          7.34        7.31        7.03        7.46        8.02        7.67
Period-end tangible common equity to assets(2)       6.45        6.39        6.11        6.47        6.93        6.58
Average equity to assets                             7.39        7.39        7.44        8.13        8.05        7.37
Average equity to portfolio loans                   11.73       11.75       11.76       11.92       11.61       11.08
Average portfolio loans to deposits                108.45      110.78      107.90      112.32      114.08      111.71
Average portfolio loans to core deposits           127.10      130.48      128.70      131.24      133.96      137.26
Average portfolio loans to earning assets           69.92       69.84       70.37       76.59       77.37       73.37
Average securities to earning assets                 6.89        7.92        9.36        9.26        9.86        9.54
AVERAGE BALANCES
Assets                                           $119,060    $116,433    $112,689    $101,107    $ 97,921    $102,108
Portfolio loans                                    75,065      73,183      71,291      68,945      67,930      67,929
Loans held for sale or securitization              24,118      22,524      19,676      11,851      10,343      15,015
Securities (at cost)                                7,397       8,295       9,484       8,336       8,660       8,834
Earning assets                                    107,355     104,785     101,315      90,014      87,797      92,578
Core deposits                                      59,060      56,087      55,394      52,535      50,710      49,490
Purchased deposits and funding                     47,551      47,740      45,666      37,413      36,765      42,818
Common equity                                       8,802       8,600       8,386       8,218       7,885       7,528
Total equity                                        8,802       8,600       8,386       8,218       7,886       7,529
PERIOD-END BALANCES
Assets                                           $123,392    $117,494    $118,258    $109,346    $ 99,131    $100,078
Portfolio loans                                    75,839      74,933      72,134      71,032      68,674      68,089
Loans held for sale or securitization              26,846      21,740      24,738      15,886       9,827      12,296
Securities (at fair value)                          7,377       8,464       9,211      10,487       8,800       9,036
Core deposits                                      60,727      57,858      56,342      54,428      51,763      50,196
Purchased deposits and funding                     48,762      46,492      49,530      43,276      36,528      39,492
Common equity                                       9,061       8,587       8,308       8,157       7,947       7,672
Total equity                                        9,061       8,587       8,308       8,157       7,948       7,672

                                                                                                   SIX MONTHS ENDED
                                                                     2001                              JUNE 30,
                                                 --------------------------------------------    --------------------
                                                 4TH QTR     3RD QTR      2ND QTR     1ST QTR      2003        2002
                                                 --------    --------    --------    --------    --------    --------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)                                    6.99%       7.26%       7.06%       7.10%
Total risk-based capital(1)                         11.31       11.27       11.17       11.44
Leverage(1)                                          6.45        6.55        6.46        6.59
Period-end equity to assets                          6.98        7.49        7.39        7.44
Period-end tangible common equity to assets(2)       5.94        6.32        6.16        6.19
Average equity to assets                             7.45        7.53        7.47        7.59        7.39%       7.71%
Average equity to portfolio loans                   10.67       10.38       10.23       10.04       11.74       11.35
Average portfolio loans to deposits                113.10      116.50      115.64      122.69      109.58      112.89
Average portfolio loans to core deposits           140.56      142.89      140.72      142.06      128.74      135.58
Average portfolio loans to earning assets           76.88       79.52       79.93       83.03       69.88       75.33
Average securities to earning assets                 9.31        9.61       10.44       11.90        7.39        9.70
AVERAGE BALANCES
Assets                                           $ 98,428    $ 94,333    $ 91,936    $ 87,611    $117,754    $100,003
Portfolio loans                                    68,694      68,461      67,158      66,225      74,129      67,929
Loans held for sale or securitization              11,908       8,780       7,453       3,604      23,325      12,666
Securities (at cost)                                8,322       8,276       8,768       9,491       7,844       8,745
Earning assets                                     89,348      86,097      84,021      79,762     106,077      90,173
Core deposits                                      48,870      47,912      47,725      46,617      57,582      50,103
Purchased deposits and funding                     40,207      37,859      36,043      33,030      47,645      39,775
Common equity                                       7,330       7,091       6,838       6,620       8,701       7,708
Total equity                                        7,333       7,106       6,868       6,650       8,701       7,709
PERIOD-END BALANCES
Assets                                           $105,817    $ 96,180    $ 94,440    $ 90,818
Portfolio loans                                    68,041      69,279      68,004      66,673
Loans held for sale or securitization              16,831       8,769       8,413       5,883
Securities (at fair value)                          9,859       8,539       8,758       9,468
Core deposits                                      51,895      48,447      48,107      47,738
Purchased deposits and funding                     43,723      38,589      37,643      34,681
Common equity                                       7,381       7,195       6,950       6,724
Total equity                                        7,381       7,202       6,980       6,754

(1) Second quarter 2003 regulatory capital ratios are based upon preliminary data

(2)   Excludes goodwill and other intangible assets

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                     2003                                         2002
                                        ----------------------------  -----------------------------------------------------------
                                           2ND QTR        1ST QTR        4TH QTR        3RD QTR         2ND QTR        1ST QTR
                                        -------------  -------------  -------------   -------------  -------------  -------------
INTEREST INCOME:
 Loans                                  $   1,409,904  $   1,398,244  $   1,391,127   $   1,306,486  $   1,284,830  $   1,351,519
 Securities:
  Taxable                                      85,957         96,976        115,690         109,454        123,968        124,984
  Exempt from Federal income taxes              8,579          8,564          8,846           9,006          9,143          9,291
  Dividends                                     6,283          5,192          9,346           9,008          8,330          8,507
 Federal funds sold and security
   resale agreements                              612            504            554             464            474            518
 Other investments                              9,698         10,516          7,891           8,506          9,171          8,807
                                        -------------  -------------  -------------   -------------  -------------  -------------
   TOTAL INTEREST INCOME                    1,521,033      1,519,996      1,533,454       1,442,924      1,435,916      1,503,626
INTEREST EXPENSE:
 Deposits                                     234,353        244,351        275,853         283,800        287,481        301,244
 Federal funds borrowed and security
   repurchase agreements                       40,685         41,585         41,749          34,511         32,241         41,929
 Borrowed funds                                 4,600          8,998         12,003           7,147          4,969         13,256
 Long-term debt and capital securities        145,813        131,771        129,768         146,322        148,588        149,680
                                        -------------  -------------  -------------   -------------  -------------  -------------
   TOTAL INTEREST EXPENSE                     425,451        426,705        459,373         471,780        473,279        506,109
   NET INTEREST INCOME                      1,095,582      1,093,291      1,074,081         971,144        962,637        997,517
 Provision for loan losses                    183,147        200,233        158,638         169,164        165,476        188,640
                                        -------------  -------------  -------------   -------------  -------------  -------------
   NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                          912,435        893,058        915,443         801,980        797,161        808,877
NONINTEREST INCOME:
 Mortgage banking revenue                     476,574        393,708        206,716         177,958        247,475        195,217
 Deposit service charges                      142,126        134,736        136,740         132,270        125,763        118,787
 Payment processing revenue                   113,047        105,411        116,976         113,513        111,707        108,841
 Trust and investment management fees          77,310         69,359         70,740          73,936         85,136         77,575
 Card-related fees                             44,036         41,081         45,744          47,212         31,873         32,136
 Brokerage revenue                             33,428         24,476         25,770          24,986         30,762         27,067
 Other                                        143,634         97,520         87,439          50,755         96,575        131,238
                                        -------------  -------------  -------------   -------------  -------------  -------------
   TOTAL FEES AND OTHER INCOME              1,030,155        866,291        690,125         620,630        729,291        690,861
 Securities gains (losses), net                31,407            170        (16,630)            157         44,033         53,532
                                        -------------  -------------  -------------   -------------  -------------  -------------
   TOTAL NONINTEREST INCOME                 1,061,562        866,461        673,495         620,787        773,324        744,393
NONINTEREST EXPENSE:
 Salaries, benefits, and other
   personnel                                  542,291        561,162        527,242         448,517        445,393        444,328
 Equipment                                     62,763         64,692         65,140          56,667         61,325         62,299
 Net occupancy                                 56,081         58,356         58,851          56,035         55,334         54,824
 Third-party services                          70,838         65,544         71,159          54,671         59,668         53,585
 Card processing                               51,194         52,326         54,000          50,963         52,112         53,816
 Marketing and public relations                66,272         17,312         19,140          25,402         75,447         26,149
 Other                                        176,798        189,474        215,115         177,921        224,643        179,888
                                        -------------  -------------  -------------   -------------  -------------  -------------
   TOTAL NONINTEREST EXPENSE                1,026,237      1,008,866      1,010,647         870,176        973,922        874,889
INCOME BEFORE INCOME TAX EXPENSE              947,760        750,653        578,291         552,591        596,563        678,381
INCOME TAX EXPENSE                            331,169        254,105        197,793         178,404        203,781        232,250
                                        -------------  -------------  -------------   -------------  -------------  -------------
   NET INCOME                           $     616,591  $     496,548  $     380,498   $     374,187  $     392,782  $     446,131
                                        =============  =============  =============   =============  =============  =============
NET INCOME PER COMMON SHARE:
   Basic                                $        1.01  $         .81  $         .62   $         .61  $         .65  $         .73
   Diluted                                        .99            .81            .62             .61            .63            .73
AVERAGE COMMON SHARES:
   Basic                                  612,119,565    611,521,806    611,896,075     611,638,832    609,336,050    607,815,387
   Diluted                                618,384,192    615,578,784    615,971,640     617,850,460    616,793,457    614,041,768
MEMO:
Tax-equivalent net interest income      $   1,102,248  $   1,100,728  $   1,081,175   $     978,851  $     970,357  $   1,005,350
Net income available to common
  shareholders                                616,591        496,548        380,498         374,186        392,772        446,121

                                                                                                          SIX MONTHS ENDED
                                                                   2001                                       JUNE 30,
                                        ----------------------------------------------------------  ----------------------------
                                           4TH QTR        3RD QTR        2ND QTR       1ST QTR          2003           2002
                                        -------------  -------------  -------------  -------------  -------------  -------------
INTEREST INCOME:
 Loans                                  $   1,393,435  $   1,481,124  $   1,482,738  $   1,506,488  $   2,808,148  $   2,636,349
 Securities:
  Taxable                                      96,563        102,804        111,731        122,017        182,933        248,952
  Exempt from Federal income taxes              9,580          9,786         10,115         10,319         17,143         18,434
  Dividends                                     9,674         11,651         12,730         11,146         11,475         16,837
 Federal funds sold and security
   resale agreements                              665          1,188            848          1,616          1,116            992
 Other investments                              5,096          7,677          7,536          8,225         20,214         17,978
                                        -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL INTEREST INCOME                    1,515,013      1,614,230      1,625,698      1,659,811      3,041,029      2,939,542
INTEREST EXPENSE:
 Deposits                                     352,666        435,247        483,760        506,058        478,704        588,725
 Federal funds borrowed and security
   repurchase agreements                       47,180         73,710         86,538         89,946         82,270         74,170
 Borrowed funds                                10,753         11,834         14,133         27,267         13,598         18,225
 Long-term debt and capital securities        160,067        196,899        214,597        265,248        277,584        298,268
                                        -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL INTEREST EXPENSE                     570,666        717,690        799,028        888,519        852,156        979,388
   NET INTEREST INCOME                        944,347        896,540        826,670        771,292      2,188,873      1,960,154
 Provision for loan losses                    209,000        160,000        152,923         83,372        383,380        354,116
                                        -------------  -------------  -------------  -------------  -------------  -------------
   NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                          735,347        736,540        673,747        687,920      1,805,493      1,606,038
NONINTEREST INCOME:
 Mortgage banking revenue                     160,176        125,786        114,924        124,426        870,282        442,692
 Deposit service charges                      122,718        117,336        117,466        111,806        276,862        244,550
 Payment processing revenue                   122,169        120,293        115,724        106,441        218,458        220,548
 Trust and investment management fees          72,542         79,410         86,023         81,850        146,669        162,711
 Card-related fees                             43,603         42,610         38,569         44,671         85,117         64,009
 Brokerage revenue                             28,056         22,367         23,657         23,425         57,904         57,829
 Other                                        106,010         89,490        185,552        105,921        241,154        227,813
                                        -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL FEES AND OTHER INCOME                655,274        597,292        681,915        598,540      1,896,446      1,420,152
 Securities gains (losses), net                18,543         21,193         16,936         88,130         31,577         97,565
                                        -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL NONINTEREST INCOME                   673,817        618,485        698,851        686,670      1,928,023      1,517,717
NONINTEREST EXPENSE:
 Salaries, benefits, and other
   personnel                                  448,945        418,138        432,833        410,393      1,103,453        889,721
 Equipment                                     64,658         53,549         60,747         60,002        127,455        123,624
 Net occupancy                                 53,567         52,190         53,544         53,479        114,437        110,158
 Third-party services                          60,327         49,871         49,963         43,601        136,382        113,253
 Card processing                               57,506         50,295         47,652         43,475        103,520        105,928
 Marketing and public relations                 7,170         23,620         24,013         16,545         83,584        101,596
 Other                                        192,142        167,799        171,350        177,502        366,272        404,531
                                        -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL NONINTEREST EXPENSE                  884,315        815,462        840,102        804,997      2,035,103      1,848,811
INCOME BEFORE INCOME TAX EXPENSE              524,849        539,563        532,496        569,593      1,698,413      1,274,944
INCOME TAX EXPENSE                            178,264        182,945        182,994        234,190        585,274        436,031
                                        -------------  -------------  -------------  -------------  -------------  -------------
   NET INCOME                           $     346,585  $     356,618  $     349,502  $     335,403  $   1,113,139  $     838,913
                                        =============  =============  =============  =============  =============  =============
NET INCOME PER COMMON SHARE:
   Basic                                $         .57  $         .59  $         .58  $         .56  $        1.82  $        1.38
   Diluted                                        .57            .58            .57            .55           1.80           1.36
AVERAGE COMMON SHARES:
   Basic                                  606,939,772    605,005,257    601,528,522    600,888,928    611,822,337    608,579,919
   Diluted                                612,984,102    613,829,266    610,782,001    610,099,764    616,989,238    615,425,214
MEMO:
Tax-equivalent net interest income      $     952,701  $     905,310  $     834,956  $     779,228  $   2,202,976  $   1,975,707
Net income available to common
  shareholders                                346,575        356,504        349,060        334,953      1,113,139        838,893

                                   Unaudited
                           National City Corporation
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ in thousands)

                                                          2003                                  2002
                                          ---------------------------  ----------------------------------------------------------
                                            2nd Qtr        1st Qtr        4th Qtr        3rd Qtr        2nd Qtr        1st Qtr
                                          ------------- -------------  -------------  -------------  -------------  -------------
ASSETS
  Cash and demand balances due from banks $   4,042,648 $   3,767,425  $   3,756,426  $   4,106,687  $   3,367,210  $   2,859,394
  Federal funds sold and security resale
    agreements                                   81,574        68,616        136,343         95,895         86,285         67,994
  Securities available for sale, at fair
    value                                     7,377,350     8,464,144      9,211,268     10,487,124      8,800,004      9,036,019
  Other investments                             842,893       498,148        869,147        761,248        728,936        744,981
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                   12,591        12,591         14,840         27,973             --             --
    Mortgage                                 26,833,285    21,727,600     24,723,549     15,858,398      9,826,569     12,296,059
    Automobile                                       --            --             --             --             --             --
    Credit card                                      --            --             --             --             --             --
                                          ------------- -------------  -------------  -------------  -------------  -------------
      TOTAL LOANS HELD FOR SALE OR
        SECURITIZATION                       26,845,876    21,740,191     24,738,389     15,886,371      9,826,569     12,296,059
  PORTFOLIO LOANS:
    Commercial                               24,179,811    25,128,632     24,722,060     26,024,362     25,448,978     25,733,598
    Real estate - commercial                  9,462,072     9,507,893      9,384,851      8,076,473      7,978,960      7,868,692
    Real estate - residential                23,009,187    21,820,145     19,972,549     16,404,069     15,454,101     15,215,099
    Home equity lines of credit               9,124,178     8,393,176      8,062,199      7,617,672      7,009,400      6,320,135
    Credit card and other unsecured
      lines of credit                         2,124,368     2,023,065      2,030,024      1,915,547      1,870,138      1,731,075
    Other consumer                            7,939,113     8,060,075      7,962,729     10,993,697     10,912,771     11,220,717
                                          ------------- -------------  -------------  -------------  -------------  -------------
      TOTAL PORTFOLIO LOANS                  75,838,729    74,932,986     72,134,412     71,031,820     68,674,348     68,089,316
    Allowance for loan losses                (1,147,098)   (1,128,249)    (1,098,588)    (1,079,773)    (1,030,487)    (1,000,043)
                                          ------------- -------------  -------------  -------------  -------------  -------------
      NET PORTFOLIO LOANS                    74,691,631    73,804,737     71,035,824     69,952,047     67,643,861     67,089,273
  Properties and equipment                    1,106,705     1,032,617      1,036,937      1,031,098      1,042,933      1,059,445
  Other real estate owned                       103,685       115,739        114,931        104,587         89,365         65,562
  Mortgage servicing assets                     733,420       813,312        615,193        690,615      1,068,400      1,363,860
  Goodwill                                    1,102,799     1,078,281      1,078,281      1,078,281      1,078,281      1,078,281
  Other intangible assets                        74,502        69,193         74,573         79,438         80,500         83,919
  Derivative assets                           1,819,917     1,469,869      1,468,381      1,048,665        765,193        493,847
  Accrued income and other assets             4,569,239     4,571,984      4,122,722      4,024,139      4,553,245      3,839,050
                                          ------------- -------------  -------------  -------------  -------------  -------------
      TOTAL ASSETS                        $ 123,392,239 $ 117,494,256  $ 118,258,415  $ 109,346,195  $  99,130,782  $ 100,077,684
                                          ============= =============  =============  =============  =============  =============
LIABILITIES
  DEPOSITS:
    Noninterest bearing                   $  19,238,413 $  16,878,935  $  16,156,081  $  15,616,730  $  13,674,346  $  12,600,160
    NOW and money market accounts            25,415,374    24,361,618     23,022,449     21,325,533     20,239,550     19,786,170
    Savings accounts                          2,426,424     2,437,801      2,477,067      2,499,922      2,596,261      2,629,316
    Consumer time                            13,646,875    14,179,957     14,686,005     14,985,661     15,253,091     15,180,008
                                          ------------- -------------  -------------  -------------  -------------  -------------
      CORE DEPOSITS                          60,727,086    57,858,311     56,341,602     54,427,846     51,763,248     50,195,654
    Other                                     2,440,785     2,945,649      3,403,827      3,128,856      3,239,652      3,837,062
    Foreign                                   3,602,917     5,093,320      5,373,339      3,077,867      2,311,938      4,268,676
                                          ------------- -------------  -------------  -------------  -------------  -------------
      TOTAL DEPOSITS                         66,770,788    65,897,280     65,118,768     60,634,569     57,314,838     58,301,392
  Federal funds borrowed and security
      repurchase agreements                  12,112,317    12,744,562      6,528,258      6,068,559      5,212,463     10,586,323
  Borrowed funds                              2,667,925     1,735,932     11,493,909      9,802,372      6,659,291      1,109,360
  Long-term debt                             27,758,252    23,792,172     22,550,295     21,018,090     18,924,451     19,510,454
  Corporation-obligated mandatorily
     redeemable capital securities of
     subsidiary trusts holding solely
     debentures of the Corporation              180,000       180,000        180,000        180,000        180,000        180,000
  Derivative liabilities                      1,416,132       989,625      1,243,544        730,231        495,966        315,077
  Accrued expenses and other liabilities      3,426,133     3,567,522      2,835,629      2,755,513      2,395,988      2,402,867
                                          ------------- -------------  -------------  -------------  -------------  -------------
      TOTAL LIABILITIES                     114,331,547   108,907,093    109,950,403    101,189,334     91,182,997     92,405,473
STOCKHOLDERS' EQUITY
  Preferred stock                                    --            --             --             --            698            698
  Common stock                                2,453,705     2,443,888      2,445,966      2,448,721      2,441,917      2,433,582
  Capital surplus                             1,057,467     1,002,194        989,346        982,552        964,599        930,865
  Retained earnings                           5,515,213     5,085,060      4,805,520      4,637,809      4,450,145      4,236,947
  Accumulated other comprehensive income         34,307        56,021         67,180         87,779         90,426         70,119
                                          ------------- -------------  -------------  -------------  -------------  -------------
    TOTAL STOCKHOLDERS' EQUITY                9,060,692     8,587,163      8,308,012      8,156,861      7,947,785      7,672,211
                                          ------------- -------------  -------------  -------------  -------------  -------------
    TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                              $ 123,392,239 $ 117,494,256  $ 118,258,415  $ 109,346,195  $  99,130,782  $ 100,077,684
                                          ============= =============  =============  =============  =============  =============
COMMON SHARES OUTSTANDING                   613,426,098   610,971,942    611,491,359    612,180,011    610,479,248    608,395,463

                                                                        2001
                                          ----------------------------------------------------------------
                                             4th Qtr          3rd Qtr          2nd Qtr          1st Qtr
                                          -------------    -------------    -------------    -------------
ASSETS
  Cash and demand balances due from banks $   4,403,962    $   3,701,290    $   3,468,695    $   3,314,336
  Federal funds sold and security resale
    agreements                                  171,498           71,170          103,320            4,460
  Securities available for sale, at fair
    value                                     9,858,868        8,538,644        8,758,250        9,468,365
  Other investments                             432,861          391,011          541,043          529,766
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                   50,959          165,909               --               --
    Mortgage                                 15,553,297        8,602,615        8,412,730        5,882,521
    Automobile                                  824,434               --               --               --
    Credit card                                 402,305               --               --               --
                                          -------------    -------------    -------------    -------------
      TOTAL LOANS HELD FOR SALE OR
        SECURITIZATION                       16,830,995        8,768,524        8,412,730        5,882,521
  PORTFOLIO LOANS:
    Commercial                               26,752,115       27,614,020       27,693,335       27,397,956
    Real estate - commercial                  7,281,268        6,942,914        6,734,448        6,625,035
    Real estate - residential                14,763,546       14,570,015       13,818,303       13,502,846
    Home equity lines of credit               5,827,879        5,483,648        5,144,385        4,913,701
    Credit card and other unsecured
      lines of credit                         1,867,053        2,200,004        2,195,596        2,092,678
    Other consumer                           11,548,785       12,468,019       12,417,440       12,140,385
                                          -------------    -------------    -------------    -------------
      TOTAL PORTFOLIO LOANS                  68,040,646       69,278,620       68,003,507       66,672,601
    Allowance for loan losses                  (997,331)      (1,008,390)        (989,936)        (929,679)
                                          -------------    -------------    -------------    -------------
      NET PORTFOLIO LOANS                    67,043,315       68,270,230       67,013,571       65,742,922
  Properties and equipment                    1,084,106        1,070,554        1,070,186        1,066,295
  Other real estate owned                        64,316           62,090           52,003           43,130
  Mortgage servicing assets                   1,135,704          817,592        1,007,365          863,901
  Goodwill                                    1,086,041        1,103,229        1,116,573        1,106,402
  Other intangible assets                        81,356           83,302           90,525           73,167
  Derivative assets                             728,892          653,149          303,135          300,587
  Accrued income and other assets             2,894,786        2,649,089        2,502,357        2,422,081
                                          -------------    -------------    -------------    -------------
      TOTAL ASSETS                        $ 105,816,700    $  96,179,874    $  94,439,753    $  90,817,933
                                          =============    =============    =============    =============
LIABILITIES
  DEPOSITS:
    Noninterest bearing                   $  14,823,277    $  11,928,824    $  11,988,114    $  11,563,466
    NOW and money market accounts            19,501,137       18,792,722       18,101,899       17,703,959
    Savings accounts                          2,608,565        2,624,591        2,703,807        2,799,732
    Consumer time                            14,962,150       15,101,268       15,312,780       15,670,865
                                          -------------    -------------    -------------    -------------
      CORE DEPOSITS                          51,895,129       48,447,405       48,106,600       47,738,022
    Other                                     5,332,874        6,111,936        6,021,327        5,971,041
    Foreign                                   5,901,929        5,570,199        3,890,538        2,145,016
                                          -------------    -------------    -------------    -------------
      TOTAL DEPOSITS                         63,129,932       60,129,540       58,018,465       55,854,079
  Federal funds borrowed and security
      repurchase agreements                   6,593,388        8,688,276        7,751,145        9,410,866
  Borrowed funds                              8,578,742        1,535,772        3,485,872        1,644,320
  Long-term debt                             17,136,232       16,502,817       16,313,685       15,329,472
  Corporation-obligated mandatorily
     redeemable capital securities of
     subsidiary trusts holding solely
     debentures of the Corporation              180,000          180,000          180,000          180,000
  Derivative liabilities                        389,838          529,898          234,851          231,487
  Accrued expenses and other liabilities      2,427,345        1,411,482        1,475,832        1,413,722
                                          -------------    -------------    -------------    -------------
      TOTAL LIABILITIES                      98,435,477       88,977,785       87,459,850       84,063,946
STOCKHOLDERS' EQUITY
  Preferred stock                                   698            7,578           29,502           29,968
  Common stock                                2,429,419        2,424,022        2,412,374        2,403,000
  Capital surplus                               908,780          901,528          865,022          841,808
  Retained earnings                           3,970,049        3,802,529        3,624,463        3,446,673
  Accumulated other comprehensive income         72,277           66,432           48,542           32,538
                                          -------------    -------------    -------------    -------------
    TOTAL STOCKHOLDERS' EQUITY                7,381,223        7,202,089        6,979,903        6,753,987
                                          -------------    -------------    -------------    -------------
    TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                              $ 105,816,700    $  96,179,874    $  94,439,753    $  90,817,933
                                          =============    =============    =============    =============
COMMON SHARES OUTSTANDING                   607,354,729      606,005,287      603,093,286      600,749,772

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                      CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    2003                                 2002
                                                           -----------------------  -----------------------------------------------
                                                            2ND QTR      1ST QTR     4TH QTR     3RD QTR      2ND QTR     1ST QTR
                                                           -----------------------  -----------------------------------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                               $ 24,319    $ 24,596    $ 25,324    $ 24,863      $25,127    $ 26,133
    Real estate - commercial                                    9,475       9,420       8,383       8,037        7,909       7,682
    Real estate - residential                                  22,469      21,025      16,717      15,895       15,161      14,932
    Home equity lines of credit                                 8,761       8,152       7,857       7,316        6,679       6,066
    Credit card  and other unsecured lines of credit            2,084       2,033       1,958       1,910        1,810       1,780
    Other consumer                                              7,957       7,957      11,052      10,924       11,244      11,336
                                                           -----------------------  -----------------------------------------------
      TOTAL PORTFOLIO LOANS                                    75,065      73,183      71,291      68,945       67,930      67,929
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                     13          14          21          18           --           4
    Mortgage                                                   24,105      22,510      19,655      11,833       10,343      13,862
    Automobile                                                     --          --          --          --           --       1,007
    Credit card                                                    --          --          --          --           --         142
                                                           -----------------------  -----------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION              24,118      22,524      19,676      11,851       10,343      15,015
  Securities available for sale, at cost                        7,397       8,295       9,484       8,336        8,660       8,834
  Federal funds sold and security resale agreements               142         118         117          87           93          95
  Other investments                                               633         665         747         795          771         705
                                                           -----------------------  -----------------------------------------------
      TOTAL EARNING ASSETS                                    107,355     104,785     101,315      90,014       87,797      92,578
Allowance for loan losses                                      (1,127)     (1,101)     (1,079)     (1,031)      (1,000)     (1,021)
Fair value appreciation of securities available for sale          302         324         318         299          208         188
Cash and demand balances due from banks                         3,465       3,376       3,458       3,126        2,855       2,937
Properties and equipment                                        1,049       1,038       1,040       1,048        1,061       1,085
Other real estate owned                                           110         115         110          97           77          65
Mortgage servicing assets                                         801         762         774       1,052        1,224       1,225
Goodwill                                                        1,084       1,078       1,078       1,078        1,078       1,078
Other intangible assets                                            69          72          77          81           79          86
Derivative assets                                               1,077         935         860         739          520         380
Accrued income and other assets                                 4,875       5,049       4,738       4,604        4,022       3,507
                                                           -----------------------  -----------------------------------------------
    TOTAL ASSETS                                             $119,060    $116,433    $112,689    $101,107      $97,921    $102,108
                                                           =======================  ===============================================

LIABILITIES
DEPOSITS:
  Noninterest bearing                                        $ 17,596     $15,689    $ 15,710    $ 13,864      $12,760    $ 12,366
  NOW and money market accounts                                25,045      23,489      22,385      21,006       20,119      19,411
  Savings accounts                                              2,447       2,458       2,488       2,543        2,622       2,594
  Consumer time                                                13,972      14,451      14,811      15,122       15,209      15,119
                                                           -----------------------  -----------------------------------------------
    CORE DEPOSITS                                              59,060      56,087      55,394      52,535       50,710      49,490
  Brokered retail CDs                                           2,601       2,871       2,870       2,500        2,644       3,609
  Other                                                           606         499         545         565          818         920
  Foreign                                                       6,950       6,602       7,264       5,781        5,372       6,792
                                                           -----------------------  -----------------------------------------------
    TOTAL DEPOSITS                                             69,217      66,059      66,073      61,381       59,544      60,811
Federal funds borrowed and security
   repurchase agreements                                       11,953      12,306      10,643       7,798        7,298       9,402
Borrowed funds                                                  1,527       2,636       3,169       1,784        1,201       3,480
Long-term debt and capital securities                          23,914      22,826      21,175      18,985       19,432      18,615
Derivative liabilities                                            680         574         547         459          293         313
Accrued expenses and other liabilities                          2,967       3,432       2,696       2,482        2,267       1,958
                                                           -----------------------  -----------------------------------------------
    TOTAL LIABILITIES                                         110,258     107,833     104,303      92,889       90,035      94,579
STOCKHOLDERS' EQUITY
  Preferred                                                        --          --          --          --            1           1
  Common                                                        8,802       8,600       8,386       8,218        7,885       7,528
                                                           -----------------------  -----------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                                  8,802       8,600       8,386       8,218        7,886       7,529
                                                           -----------------------  -----------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $119,060    $116,433    $112,689    $101,107      $97,921    $102,108
                                                           =======================  ===============================================
MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                $  4,692      $3,457    $  3,444    $  2,090       $1,291    $  1,320
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                        957         761         791         824          680         530
Noninterest bearing deposits excluding P&I                     11,947      11,471      11,475      10,950       10,789      10,516
and T&I balances
Core deposits excluding P&I and T&I balances                   53,411      51,869      51,159      49,621       48,739      47,640


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SIX MONTHS ENDED
                                                                                  2001                              JUNE 30,
                                                             ----------------------------------------------  -----------------------
                                                              4TH QTR     3RD QTR     2ND QTR     1ST QTR       2003        2002
                                                             ----------------------------------------------  -----------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                 $27,060     $27,486     $27,532     $27,010      $24,458     $25,628
    Real estate - commercial                                     7,077       6,826       6,692       6,550        9,448       7,796
    Real estate - residential                                   14,722      14,274      13,484      13,533       21,751      15,047
    Home equity lines of credit                                  5,675       5,302       5,025       4,845        8,458       6,374
    Credit card  and other unsecured lines of credit             2,202       2,198       2,139       2,113        2,059       1,795
    Other consumer                                              11,958      12,375      12,286      12,174        7,955      11,289
                                                             ----------------------------------------------  -----------  ----------
      TOTAL PORTFOLIO LOANS                                     68,694      68,461      67,158      66,225       74,129      67,929
  LOANS HELD FOR SALE OR SECURITIZATION:

    Commercial                                                      75           2          --          --           13           2
    Mortgage                                                    11,353       8,778       7,453       3,473       23,312      12,093
    Automobile                                                     476          --          --          --           --         501
    Credit card                                                      4          --          --         131           --          70
                                                             ----------------------------------------------  -----------  ----------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION               11,908       8,780       7,453       3,604       23,325      12,666
  Securities available for sale, at cost                         8,322       8,276       8,768       9,491        7,844       8,745
  Federal funds sold and security resale agreements                118         130          81         112          130          90
  Other investments                                                306         450         561         330          649         743
                                                             ----------------------------------------------  -----------  ----------
      TOTAL EARNING ASSETS                                      89,348      86,097      84,021      79,762      106,077      90,173
Allowance for loan losses                                       (1,001)     (1,004)       (942)       (950)      (1,114)     (1,011)
Fair value appreciation of securities available for sale           229         202         111         123          313         200
Cash and demand balances due from banks                          3,200       3,041       3,086       3,000        3,421       2,896
Properties and equipment                                         1,083       1,074       1,071       1,078        1,044       1,073
Other real estate owned                                             63          57          48          38          113          71
Mortgage servicing assets                                        1,012         895         882         839          781       1,224
Goodwill                                                         1,093       1,101       1,097       1,114        1,081       1,078
Other intangible assets                                             81          87          84          75           70          83
Derivative assets                                                  470         363         232          71        1,006         452
Accrued income and other assets                                  2,850       2,420       2,246       2,461        4,962       3,764
                                                             ----------------------------------------------  -----------  ----------
    TOTAL ASSETS                                               $98,428     $94,333     $91,936     $87,611     $117,754    $100,003
                                                             ==============================================  ===========  ==========

LIABILITIES
DEPOSITS:

  Noninterest bearing                                          $12,526     $11,611     $11,550     $10,781     $ 16,648    $ 12,564
  NOW and money market accounts                                 18,840      18,378      17,963      17,276       24,271      19,766
  Savings accounts                                               2,602       2,664       2,753       2,835        2,452       2,608
  Consumer time                                                 14,902      15,259      15,459      15,725       14,211      15,165
                                                             ----------------------------------------------  -----------  ----------
    CORE DEPOSITS                                               48,870      47,912      47,725      46,617       57,582      50,103
  Brokered retail CDs                                            5,052       4,858       4,920       3,666        2,735       3,124
  Other                                                          1,057       1,146       1,187       1,304          553         869
  Foreign                                                        5,757       4,847       4,241       2,390        6,777       6,078
                                                             ----------------------------------------------  -----------  ----------
    TOTAL DEPOSITS                                              60,736      58,763      58,073      53,977       67,647      60,174
Federal funds borrowed and security
   repurchase agreements                                         9,039       9,218       8,801       7,008       12,129       8,344
Borrowed funds                                                   2,581       1,315       1,282       1,809        2,078       2,334
Long-term debt and capital securities                           16,721      16,475      15,612      16,853       23,373      19,026
Derivative liabilities                                             394         239         172          68          627         303
Accrued expenses and other liabilities                           1,624       1,217       1,128       1,246        3,199       2,113
                                                             ----------------------------------------------  -----------  ----------
    TOTAL LIABILITIES                                           91,095      87,227      85,068      80,961      109,053      92,294
STOCKHOLDERS' EQUITY

  Preferred                                                          3          15          30          30           --           1
  Common                                                         7,330       7,091       6,838       6,620        8,701       7,708
                                                             ----------------------------------------------  -----------  ----------
    TOTAL STOCKHOLDERS' EQUITY                                   7,333       7,106       6,868       6,650        8,701       7,709
                                                             ----------------------------------------------  -----------  ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $98,428     $94,333     $91,936     $87,611     $117,754    $100,003
                                                             ==============================================  ===========  ==========

MEMO:

Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                   $1,450      $1,060      $1,066        $616       $4,078      $1,305
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                         487         471         438         422          860         605
Noninterest bearing deposits excluding P&I                      10,589      10,080      10,046       9,743       11,710      10,654
and T&I balances
Core deposits excluding P&I and T&I balances                    46,933      46,381      46,221      45,579       52,644      48,193

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    2003                                2002
                                                            ----------------------  -----------------------------------------------
                                                             2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                            ----------------------  -----------------------------------------------
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Dealer(1)
   Floorplan loans (commercial)                               $   812     $   781        $722     $   639       $  696      $  631
   Automobile leases (other consumer)                             379         518         629         791          975       1,126
   Installment loans (other consumer)                           6,034       5,828       5,844       5,645        5,447       5,516
                                                            ----------------------  -----------------------------------------------
     TOTAL DEALER                                             $ 7,225     $ 7,127     $ 7,195     $ 7,075       $7,118      $7,273
                                                            ======================  ===============================================
FIRST FRANKLIN/ALTEGRA NONCONFORMING
  (real estate-residential)(2)
   Altegra/Loan Zone originated loans                         $ 1,799     $ 1,982     $ 2,182     $ 2,401       $2,617      $2,859
   First Franklin originated loans                             11,000      10,004       8,959       8,167        6,962       6,273
                                                            ----------------------  -----------------------------------------------
     TOTAL FIRST FRANKLIN/ALTEGRA NONCONFORMING               $12,799     $11,986     $11,141     $10,568       $9,579      $9,132
                                                            ======================  ===============================================
EDUCATION FINANCE(1)
   Student loans (other consumer)                             $   600     $   750     $   474     $   377       $  746      $  771
   Commercial loan (commercial)                                   352         749         416          41            8         467
                                                            ----------------------  -----------------------------------------------
     TOTAL EDUCATION FINANCE                                  $   952     $ 1,499     $   890     $   418       $  754      $1,238
                                                            ======================  ===============================================
NATIONAL HOME EQUITY(2)
   Home equity lines of credit                                $ 2,949     $ 2,481     $ 2,090     $ 1,700       $1,335      $  981
   Installment loans (real estate-residential)                  1,003         951         942         974          960         897
                                                            ----------------------  -----------------------------------------------
     TOTAL NATIONAL HOME EQUITY                               $ 3,952     $ 3,432     $ 3,032     $ 2,674       $2,295      $1,878
                                                            ======================  ===============================================
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(3)
   Credit card                                                $   958     $   932     $   879     $   846       $  767      $  762
   Personal lines of credit                                       477         478         483         483          478         483
   Business lines of credit                                       649         623         596         581          565         535
                                                            ----------------------  -----------------------------------------------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT    $ 2,084     $ 2,033     $ 1,958     $ 1,910       $1,810      $1,780
                                                            ======================  ===============================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SIX MONTHS ENDED
                                                                                   2001                              JUNE 30,
                                                             ----------------------------------------------  -----------------------
                                                              4TH QTR     3RD QTR     2ND QTR     1ST QTR       2003        2002
                                                             ----------------------------------------------  -----------------------
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Dealer(1)
   Floorplan loans (commercial)                                 $  592      $  594      $  687      $  755      $   797      $  664
   Automobile leases (other consumer)                            1,262       1,415       1,580       1,750          448       1,050
   Installment loans (other consumer)                            6,190       6,631       6,491       6,390        5,932       5,481
                                                           ------------------------------------------------  -----------  ----------
     TOTAL DEALER                                               $8,044      $8,640      $8,758      $8,895      $ 7,177      $7,195
                                                           ================================================  ===========  ==========
FIRST FRANKLIN/ALTEGRA NONCONFORMING
  (real estate-residential)(2)
   Altegra/Loan Zone originated loans                           $3,191      $3,545      $3,812      $4,060      $ 1,891      $2,737
   First Franklin originated loans                               5,216       4,326       3,408       3,030       10,505       6,619
                                                             ----------------------------------------------  -----------  ----------
     TOTAL FIRST FRANKLIN/ALTEGRA NONCONFORMING                 $8,407      $7,871      $7,220      $7,090      $12,396      $9,356
                                                             ==============================================  ===========  ==========
EDUCATION FINANCE(1)
   Student loans (other consumer)                               $  567      $  527      $  663      $  643      $   674      $  758
   Commercial loan (commercial)                                    273         294         453         425          549         236
                                                             ----------------------------------------------  -----------  ----------
     TOTAL EDUCATION FINANCE                                    $  840      $  821      $1,116      $1,068      $ 1,223      $  994
                                                             ==============================================  ===========  ==========
NATIONAL HOME EQUITY(2)
   Home equity lines of credit                                  $  725      $  546      $  421        $361      $ 2,716      $1,159
   Installment loans (real estate-residential)                     825         703         526         414          977         928
                                                             ----------------------------------------------  -----------  ----------
     TOTAL NATIONAL HOME EQUITY                                 $1,550      $1,249      $  947      $  775      $ 3,693      $2,087
                                                             ==============================================  ===========  ==========
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(3)
   Credit card                                                  $1,182      $1,200      $1,177      $1,220      $   945      $  764
   Personal lines of credit                                        513         511         511         492          478         481
   Business lines of credit                                        507         487         451         401          636         550
                                                             ----------------------------------------------  -----------  ----------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT      $2,202      $2,198      $2,139      $2,113      $ 2,059      $1,795
                                                             ==============================================  ===========  ==========


(1) Represents a division under the Consumer and Small Business Financial Services line of business

(2)   Represents a division under the National Consumer Finance line of business

(3) Represents the consolidated credit card and other unsecured lines of credit portfolio


                              SECURITIZED BALANCES
                                 ($ in millions)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    2003                                 2002
                                                           -----------------------  -----------------------------------------------
                                                            2ND QTR      1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                           -----------------------  -----------------------------------------------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                                   $  958      $  932      $  879      $  846       $  767      $  762
     Loans held for securitization                                 --          --          --          --           --         142
     Loans securitized                                          1,450       1,450       1,450       1,450        1,450       1,308
                                                           -----------------------  -----------------------------------------------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS                $2,408      $2,382      $2,329      $2,296       $2,217      $2,212
                                                           =======================  ===============================================
  End of period balances:
     Loans held in portfolio                                   $  988      $  916      $  950      $  839       $  819      $  712
     Loans held for securitization                                 --          --          --          --           --          --
     Loans securitized                                          1,450       1,450       1,450       1,450        1,450       1,450
                                                           -----------------------  -----------------------------------------------
        TOTAL MANAGED CREDIT CARD LOANS                        $2,438      $2,366      $2,400      $2,289       $2,269      $2,162
                                                           =======================  ===============================================
AUTOMOBILE LOANS
MANAGED AUTOMOBILE LOANS(1):
  Average balances:
     Loans held in portfolio                                   $3,727      $3,578      $3,579      $3,446       $3,257      $3,343
     Loans held for securitization                                 --          --          --          --           --       1,007
     Loans securitized                                            698         791         877         969        1,060          37
                                                           -----------------------  -----------------------------------------------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS                 $4,425      $4,369      $4,456      $4,415       $4,317      $4,387
                                                           =======================  ===============================================

  End of period balances:
     Loans held in portfolio                                   $3,808      $3,581      $3,566      $3,525       $3,306      $3,220
     Loans held for securitization                                 --          --          --          --           --          --
     Loans securitized                                            654         745         834         924        1,016       1,107
                                                           -----------------------  -----------------------------------------------
        TOTAL MANAGED AUTOMOBILE LOANS                         $4,462      $4,326      $4,400      $4,449       $4,322      $4,327
                                                           =======================  ===============================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SIX MONTHS ENDED
                                                                                  2001                              JUNE 30,
                                                             ----------------------------------------------  -----------------------
                                                              4TH QTR     3RD QTR     2ND QTR     1ST QTR       2003        2002
                                                             ----------------------------------------------  -----------------------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                                    $1,182      $1,200      $1,177      $1,220       $  945      $  764
     Loans held for securitization                                   4          --          --         131           --          70
     Loans securitized                                           1,025       1,025       1,025         874        1,450       1,380
                                                             ----------------------------------------------  -----------  ----------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS                 $2,211      $2,225      $2,202      $2,225       $2,395      $2,214
                                                             ==============================================  ===========  ==========
  End of period balances:
     Loans held in portfolio                                    $  839      $1,189      $1,212      $1,158
     Loans held for securitization                                 402          --          --          --
     Loans securitized                                           1,025       1,025       1,025       1,025
                                                             ----------------------------------------------
        TOTAL MANAGED CREDIT CARD LOANS                         $2,266      $2,214      $2,237      $2,183
                                                             ==============================================
AUTOMOBILE LOANS
MANAGED AUTOMOBILE LOANS(1):
  Average balances:
     Loans held in portfolio                                    $3,992      $4,416      $4,343      $4,278       $3,653      $3,300
     Loans held for securitization                                 476          --          --          --           --         501
     Loans securitized                                              --          --          --          --          744         551
                                                             ----------------------------------------------  -----------  ----------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS                  $4,468      $4,416      $4,343      $4,278       $4,397      $4,352
                                                             ==============================================  ===========  ==========
  End of period balances:
     Loans held in portfolio                                    $3,576      $4,450      $4,339      $4,281
     Loans held for securitization                                 824          --          --          --
     Loans securitized                                              --          --          --          --
                                                             ----------------------------------------------
        TOTAL MANAGED AUTOMOBILE LOANS                          $4,400      $4,450      $4,339      $4,281
                                                             ==============================================


(1)  Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                ($ IN MILLIONS)


                                                                    2003                                2002
                                                           -----------------------  -----------------------------------------------
                                                            2ND QTR      1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                           -----------------------  -----------------------------------------------
BANK STOCK FUND
Cost basis of investments                                     $    61     $   262      $   75      $  257       $  155      $  272
Unrealized gains (losses), net                                      8         (11)         (4)        (40)          (2)         24
                                                           -----------------------  -----------------------------------------------
  FAIR VALUE OF INVESTMENTS                                   $    69     $   251      $   71      $  217       $  153      $  296
                                                           =======================  ===============================================

INTANGIBLE ASSETS
Goodwill                                                      $ 1,103      $1,078      $1,078      $1,078       $1,078      $1,078
Core deposit intangibles                                           22          25          28          31           35          38
Credit card intangibles                                             3           4           4           5            4           3
Other intangibles                                                  49          40          43          44           42          43
                                                           -----------------------  -----------------------------------------------
  TOTAL INTANGIBLE ASSETS                                     $ 1,177      $1,147      $1,153      $1,158       $1,159      $1,162
                                                           =======================  ===============================================
MEMO:
Holding company investment in subsidiaries                    $10,412     $10,433      $9,937      $9,472       $9,082      $9,289
Holding company intangible assets                                  59          59          59          59           59          59
Double leverage ratio (1)                                        1.16x       1.22x       1.20x       1.17x        1.15x       1.22x

PRINCIPAL INVESTMENTS(2)
TYPE OF INVESTMENT:
  Direct investments in public entities                       $     1     $     1          --          --       $    1      $    1
  Direct investments in nonpublic entities                        324         328      $  317      $  318          318         289
  Indirect investments (fund)                                     284         264         255         249          238         220
                                                           -----------------------  -----------------------------------------------
     TOTAL INVESTMENTS                                        $   609     $   593      $  572      $  567       $  557      $  510
                                                           =======================  ===============================================
TYPE OF SECURITY:
  Common stock                                                $    20     $    15      $   15      $   15       $   13      $   14
  Convertible debt and preferred stock                             62          57          58          63           64          55
  Investments in partnerships, funds and other
    equity instruments                                            357         348         335         329          319         297
  Mezzanine (subordinated) debt                                   170         173         164         160          161         144
                                                           -----------------------  -----------------------------------------------
     TOTAL INVESTMENTS                                        $   609     $   593      $  572      $  567       $  557      $  510
                                                           =======================  ===============================================
MEMO:
Commitments to fund principal investments                     $   232     $   240      $  242      $  252       $  285      $  318


                                                                                  2001
                                                             ----------------------------------------------
                                                              4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                             ----------------------------------------------
BANK STOCK FUND
Cost basis of investments                                       $  400      $  351      $  381      $  337
Unrealized gains (losses), net                                      45          29          65          34
                                                             ----------------------------------------------
  FAIR VALUE OF INVESTMENTS                                     $  445      $  380      $  446      $  371
                                                             ==============================================

INTANGIBLE ASSETS
Goodwill                                                        $1,086      $1,103      $1,117      $1,106
Core deposit intangibles                                            33          36          39          41
Credit card intangibles                                              3           3           3           4
Other intangibles                                                   45          44          48          29
                                                             ----------------------------------------------
  TOTAL INTANGIBLE ASSETS                                       $1,167      $1,186      $1,207      $1,180
                                                             ==============================================
MEMO:
Holding company investment in subsidiaries                      $8,798      $8,863      $8,656      $8,409
Holding company intangible assets                                   59          91          76          78
Double leverage ratio (1)                                         1.20x       1.24x       1.25x       1.26x
PRINCIPAL INVESTMENTS(2)
TYPE OF INVESTMENT:
  Direct investments in public entities                         $    6      $    9      $   15      $    4
  Direct investments in nonpublic entities                         280         256         255         256
  Indirect investments (fund)                                      209         194         178         171
                                                             ----------------------------------------------
     TOTAL INVESTMENTS                                          $  495      $  459      $  448      $  431
                                                             ==============================================
TYPE OF SECURITY:
  Common stock                                                  $   16      $   16      $   22      $   12
  Convertible debt and preferred stock                              54          47          47          45
  Investments in partnerships, funds and other
    equity instruments                                             284         270         252         238
  Mezzanine (subordinated) debt                                    141         126         127         136
                                                             ----------------------------------------------
     TOTAL INVESTMENTS                                          $  495      $  459      $  448      $  431
                                                             ==============================================
MEMO:
Commitments to fund principal investments                       $  290      $  343      $  327      $  315


(1) Holding company investment in subsidiaries and intangible assets divided by consolidated equity

(2) Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                 ($ IN MILLIONS)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    2003                                 2002
                                                           -----------------------  -----------------------------------------------
                                                            2ND QTR      1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                           -----------------------  -----------------------------------------------
AVERAGE BALANCES
Assets
Earning Assets:
  Loans(1):
     Commercial                                              $ 24,332    $ 24,610    $ 25,345    $ 24,881      $25,127    $ 26,137
     Real estate - commercial                                   9,475       9,420       8,383       8,037        7,909       7,682
     Real estate - residential                                 46,574      43,535      36,372      27,728       25,504      28,794
     Home equity lines of credit                                8,761       8,152       7,857       7,316        6,679       6,066
     Credit card and other unsecured lines of credit            2,084       2,033       1,958       1,910        1,810       1,922
     Other consumer                                             7,957       7,957      11,052      10,924       11,244      12,343
                                                           -----------------------  -----------------------------------------------
       Total loans                                             99,183      95,707      90,967      80,796       78,273      82,944
  Securities available for sale, at cost:
     Taxable                                                    6,721       7,650       8,825       7,668        7,981       8,145
     Tax-exempt                                                   676         645         659         668          679         689
                                                           -----------------------  -----------------------------------------------
       Total securities available for sale                      7,397       8,295       9,484       8,336        8,660       8,834
  Federal funds sold, security resale agreements, and
     other investments                                            775         783         864         882          864         800
                                                           -----------------------  -----------------------------------------------
  Total earning assets                                        107,355     104,785     101,315      90,014       87,797      92,578
  Allowance for loan losses                                    (1,127)     (1,101)     (1,079)     (1,031)      (1,000)     (1,021)
  Fair value appreciation (depreciation) of
     securities available for sale                                302         324         318         299          208         188
  Nonearning assets                                            12,530      12,425      12,135      11,825       10,916      10,363
                                                           -----------------------  -----------------------------------------------
TOTAL ASSETS                                                 $119,060    $116,433    $112,689    $101,107      $97,921    $102,108
                                                           =======================  ===============================================
LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                           $ 25,045    $ 23,489    $ 22,385    $ 21,006      $20,119    $ 19,411
     Savings accounts                                           2,447       2,458       2,488       2,543        2,622       2,594
     Consumer time deposits                                    13,972      14,451      14,811      15,122       15,209      15,119
     Other deposits                                             3,207       3,370       3,415       3,065        3,462       4,529
     Foreign deposits                                           6,950       6,602       7,264       5,781        5,372       6,792
     Federal funds borrowed                                     9,054       9,171       7,297       4,482        4,092       5,961
     Security repurchase agreements                             2,899       3,135       3,346       3,316        3,206       3,441
     Borrowed funds                                             1,527       2,636       3,169       1,784        1,201       3,480
     Long-term debt and capital securities                     23,914      22,826      21,175      18,985       19,432      18,615
                                                           -----------------------  -----------------------------------------------
  Total interest bearing liabilities                           89,015      88,138      85,350      76,084       74,715      79,942
  Noninterest bearing deposits                                 17,596      15,689      15,710      13,864       12,760      12,366
  Accrued interest and other liabilities                        3,647       4,006       3,243       2,941        2,560       2,271
                                                           -----------------------  -----------------------------------------------
  TOTAL LIABILITIES                                           110,258     107,833     104,303      92,889       90,035      94,579
  TOTAL STOCKHOLDERS' EQUITY                                    8,802       8,600       8,386       8,218        7,886       7,529
                                                           -----------------------  -----------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $119,060    $116,433    $112,689    $101,107      $97,921    $102,108
                                                           =======================  ===============================================
MEMO:
Interest bearing core deposits                               $ 41,464    $ 40,398    $ 39,684     $38,671      $37,950    $ 37,124
Interest bearing total deposits                                51,621      50,370      50,363      47,517       46,784      48,445
Borrowed funding and long-term debt                            37,394      37,768      34,987      28,567       27,931      31,497


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SIX MONTHS ENDED
                                                                                   2001                             JUNE 30,
                                                             ----------------------------------------------  -----------------------
                                                              4TH QTR     3RD QTR     2ND QTR     1ST QTR       2003        2002
                                                             ----------------------------------------------  -----------------------
AVERAGE BALANCES
ASSETS
Earning Assets:
  Loans(1):
     Commercial                                                $27,135     $27,488     $27,532     $27,010     $ 24,471    $ 25,630
     Real estate - commercial                                    7,077       6,826       6,692       6,550        9,448       7,796
     Real estate - residential                                  26,075      23,052      20,937      17,006       45,063      27,140
     Home equity lines of credit                                 5,675       5,302       5,025       4,845        8,458       6,374
     Credit card and other unsecured lines of credit             2,206       2,198       2,139       2,244        2,059       1,865
     Other consumer                                             12,434      12,375      12,286      12,174        7,955      11,790
                                                             ----------------------------------------------  -----------  ----------
       Total loans                                              80,602      77,241      74,611      69,829       97,454      80,595
  Securities available for sale, at cost:
     Taxable                                                     7,613       7,557       8,024       8,730        7,183       8,061
     Tax-exempt                                                    709         719         744         761          661         684
                                                             ----------------------------------------------  -----------  ----------
       Total securities available for sale                       8,322       8,276       8,768       9,491        7,844       8,745
  Federal funds sold, security resale agreements, and
     other investments                                             424         580         642         442          779         833
                                                             ----------------------------------------------  -----------  ----------
  Total earning assets                                          89,348      86,097      84,021      79,762      106,077      90,173
  Allowance for loan losses                                     (1,001)     (1,004)       (942)       (950)      (1,114)     (1,011)
  Fair value appreciation (depreciation) of
     securities available for sale                                 229         202         111         123          313         200
  Nonearning assets                                              9,852       9,038       8,746       8,676       12,478      10,641
                                                             ----------------------------------------------  -----------  ----------
TOTAL ASSETS                                                   $98,428     $94,333     $91,936     $87,611     $117,754    $100,003
                                                             ==============================================  ===========  ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                             $18,840     $18,378     $17,963     $17,276      $24,271    $ 19,766
     Savings accounts                                            2,602       2,664       2,753       2,835        2,452       2,608
     Consumer time deposits                                     14,902      15,259      15,459      15,725       14,211      15,165
     Other deposits                                              6,109       6,004       6,107       4,970        3,288       3,993
     Foreign deposits                                            5,757       4,847       4,241       2,390        6,777       6,078
     Federal funds borrowed                                      5,093       5,237       5,012       3,180        9,112       5,021
     Security repurchase agreements                              3,946       3,981       3,789       3,828        3,017       3,323
     Borrowed funds                                              2,581       1,315       1,282       1,809        2,078       2,334
     Long-term debt and capital securities                      16,721      16,475      15,612      16,853       23,373      19,026
                                                             ----------------------------------------------  -----------  ----------
  Total interest bearing liabilities                            76,551      74,160      72,218      68,866       88,579      77,314
  Noninterest bearing deposits                                  12,526      11,611      11,550      10,781       16,648      12,564
  Accrued interest and other liabilities                         2,018       1,456       1,300       1,314        3,826       2,416
                                                             ----------------------------------------------  -----------  ----------
  TOTAL LIABILITIES                                             91,095      87,227      85,068      80,961      109,053      92,294
  TOTAL STOCKHOLDERS' EQUITY                                     7,333       7,106       6,868       6,650        8,701       7,709
                                                             ----------------------------------------------  -----------  ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $98,428     $94,333     $91,936     $87,611     $117,754    $100,003
                                                             ==============================================  ===========  ==========
MEMO:
Interest bearing core deposits                                 $36,344     $36,301     $36,175     $35,836     $ 40,934    $ 37,539
Interest bearing total deposits                                 48,210      47,152      46,523      43,196       50,999      47,610
Borrowed funding and long-term debt                             28,341      27,008      25,695      25,670       37,580      29,704


(1)  Includes loans held for sale or securitization

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                 ($ IN MILLIONS)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    2003                                2002
                                                           -----------------------  -----------------------------------------------
                                                            2ND QTR      1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                           -----------------------  -----------------------------------------------
INTEREST
ASSETS
Earning Assets:
  Loans(1):
     Commercial                                                  $243        $245        $284        $301         $310        $317
     Real estate - commercial                                     146         145         136         133          134         131
     Real estate - residential                                    744         730         606         507          481         525
     Home equity lines of credit                                   95          89          98          92           84          77
     Credit card and other unsecured lines of credit               41          44          43          44           43          46
     Other consumer                                               143         148         227         232          236         258
                                                           -----------------------  -----------------------------------------------
       Total loans                                              1,412       1,401       1,394       1,309        1,288       1,354
  Securities available for sale, at cost:
     Taxable                                                       93         102         124         119          132         134
     Tax-exempt                                                    13          13          13          14           14          14
                                                           -----------------------  -----------------------------------------------
       Total securities available for sale                        106         115         137         133          146         148
  Federal funds sold, security resale agreements, and
     other investments                                             10          11           9           9           10           9
                                                           -----------------------  -----------------------------------------------
  TOTAL EARNING ASSETS                                         $1,528      $1,527      $1,540      $1,451       $1,444      $1,511
                                                           =======================  ===============================================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                             $   67      $   68      $   77      $   78       $   74      $   72
     Savings accounts                                               3           3           5           5            5           6
     Consumer time deposits                                       131         137         149         160          166         171
     Other deposits                                                10          12          15          15           16          21
     Foreign deposits                                              25          23          30          27           26          31
     Federal funds borrowed                                        35          36          34          25           24          33
     Security repurchase agreements                                 5           6           8           9            9           9
     Borrowed funds                                                 5           9          12           7            5          13
     Long-term debt and capital securities                        145         132         129         146          148         150
                                                           -----------------------  -----------------------------------------------
  TOTAL INTEREST BEARING LIABILITIES                           $  426      $  426      $  459      $  472       $  473      $  506
                                                           =======================  ===============================================
TAX-EQUIVALENT NET INTEREST INCOME                             $1,102      $1,101      $1,081      $  979       $  971      $1,005
                                                           =======================  ===============================================
MEMO:
Interest bearing core deposits                                 $  201      $  208      $  231      $  243       $  245      $  249
Interest bearing total deposits                                   236         243         276         285          287         301
Borrowed funding and long-term debt                               190         183         183         187          186         205


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SIX MONTHS ENDED
                                                                                  2001                                JUNE 30,
                                                             ----------------------------------------------  -----------------------
                                                              4TH QTR     3RD QTR     2ND QTR     1ST QTR       2003        2002
                                                             ----------------------------------------------  -----------------------
INTEREST
ASSETS
Earning Assets:
  Loans(1):
     Commercial                                                 $  369      $  457      $  503      $  562       $  488        $627
     Real estate - commercial                                      129         135         137         139          291         265
     Real estate - residential                                     484         463         411         354        1,474       1,006
     Home equity lines of credit                                    87          95         101         114          184         161
     Credit card and other unsecured lines of credit                60          64          65          75           85          89
     Other consumer                                                268         270         269         265          291         494
                                                             ----------------------------------------------  -----------  ----------
       Total loans                                               1,397       1,484       1,486       1,509        2,813       2,642
  Securities available for sale, at cost:
     Taxable                                                       106         115         125         134          195         266
     Tax-exempt                                                     14          15          15          15           26          28
                                                             ----------------------------------------------  -----------  ----------
       Total securities available for sale                         120         130         140         149          221         294
  Federal funds sold, security resale agreements, and
     other investments                                               6           9           8          10           21          19
                                                             ----------------------------------------------  -----------  ----------
  TOTAL EARNING ASSETS                                          $1,523      $1,623      $1,634      $1,668       $3,055      $2,955
                                                             ==============================================  ===========  ==========
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                              $   87      $  118      $  137      $  161       $  135      $  146
     Savings accounts                                                7           8          10          11            6          11
     Consumer time deposits                                        185         206         221         231          268         337
     Other deposits                                                 42          59          71          72           22          37
     Foreign deposits                                               31          44          45          32           48          57
     Federal funds borrowed                                         34          49          56          47           71          57
     Security repurchase agreements                                 13          25          30          43           11          18
     Borrowed funds                                                 11          12          14          27           14          18
     Long-term debt and capital securities                         160         197         215         265          277         298
                                                             ----------------------------------------------  -----------  ----------
  TOTAL INTEREST BEARING LIABILITIES                            $  570      $  718      $  799      $  889       $  852      $  979
                                                             ==============================================  ===========  ==========
TAX-EQUIVALENT NET INTEREST INCOME                              $  953      $  905      $  835      $  779       $2,203      $1,976
                                                             ==============================================  ===========  ==========
MEMO:
Interest bearing core deposits                                  $  279      $  332      $  368      $  403       $  409      $  494
Interest bearing total deposits                                    352         435         484         507          479         588
Borrowed funding and long-term debt                                218         283         315         382          373         391


(1)  Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

                                                                                                                    SIX MONTHS ENDED
                                   2003                      2002                                 2001                   JUNE 30,
                             ----------------  ----------------------------------  -----------------------------------   --------
                             2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  2003    2002
                             -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ----    ----
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                3.99%    4.03%    4.45%    4.80%    4.94%    4.92%    5.40%     6.59%    7.32%    8.44%  4.01%  4.93%
     Real estate -
         commercial            6.18     6.25     6.46     6.57     6.81     6.90     7.27      7.89     8.18     8.57   6.22   6.85
     Real estate -
        residential            6.39     6.71     6.66     7.31     7.54     7.30     7.42      8.03     7.86     8.32   6.54   7.42
     Home equity lines
         of credit             4.36     4.36     4.97     5.04     5.04     5.06     6.15      7.16     8.04     9.40   4.36   5.05
     Credit card and other
        unsecured lines
         of credit             8.06     8.68     8.53     9.20     9.64     9.70    10.72     11.60    12.21    13.62   8.37   9.67
     Other consumer            7.19     7.55     8.16     8.44     8.40     8.49     8.53      8.66     8.78     8.83   7.37   8.45
                               ----     ----     ----     ----     ----     ----     ----      ----     ----     ----   ----   ----
       Total loans             5.70     5.89     6.10     6.46     6.59     6.58     6.90      7.65     7.98     8.72   5.79   6.59
  Securities available for
        sale, at cost:
     Taxable                   5.47     5.37     5.67     6.18     6.63     6.56     5.59      6.08     6.23     6.13   5.42   6.60
     Tax-exempt                7.68     8.06     8.14     8.15     8.15     8.16     8.18      8.17     8.13     8.08   7.86   8.15
                               ----     ----     ----     ----     ----     ----     ----      ----     ----     ----   ----   ----
       Total securities
        available
        for sale               5.68     5.58     5.84     6.33     6.75     6.69     5.81      6.26     6.39     6.29   5.63   6.72
  Federal funds sold,
      security
       resale agreements,
         and other
         investments           5.33     5.71     3.88     4.03     4.48     4.73     5.38      6.07     5.24     9.04   5.52   4.60
                               ----     ----     ----     ----     ----     ----     ----      ----     ----     ----   ----   ----
  TOTAL EARNING ASSETS         5.70     5.86     6.06     6.42     6.59     6.58     6.79      7.51     7.79     8.44   5.78   6.58
                               ====     ====     ====     ====     ====     ====     ====      ====     ====     ====   ====   ====
LIABILITIES
  Interest bearing
      liabilities:
     NOW and money
        market accounts        1.07     1.18     1.37     1.47     1.48     1.50     1.83      2.54     3.06     3.78   1.12   1.49
     Savings accounts           .46      .58      .71      .80      .85      .90     1.06      1.29     1.41     1.53    .52    .88
     Consumer time deposits    3.74     3.86     4.00     4.16     4.38     4.59     4.93      5.36     5.74     5.95   3.80   4.49
     Other deposits            1.26     1.42     1.73     1.89     1.86     1.87     2.68      3.91     4.68     5.85   1.34   1.87
     Foreign deposits          1.42     1.42     1.62     1.87     1.91     1.88     2.22      3.56     4.21     5.44   1.42   1.89
     Federal funds borrowed    1.57     1.59     1.83     2.25     2.32     2.24     2.63      3.71     4.50     6.02   1.58   2.27
     Security repurchase
        agreements              .71      .73     0.95     1.08     1.07     1.07     1.35      2.46     3.21     4.53    .72   1.07
     Borrowed funds            1.21     1.38     1.50     1.59     1.66     1.55     1.65      3.56     4.43     6.12   1.32   1.58
     Long-term debt and
        capital securities     2.44     2.33     2.44     3.06     3.07     3.25     3.81      4.75     5.51     6.36   2.39   3.15
                               ----     ----     ----     ----     ----     ----     ----      ----     ----     ----   ----   ----
  TOTAL INTEREST BEARING
        LIABILITIES            1.92     1.96     2.14     2.46     2.54     2.57     2.96      3.84     4.44     5.23   1.94   2.55
                               ====     ====     ====     ====     ====     ====     ====      ====     ====     ====   ====   ====

NET INTEREST SPREAD            3.78     3.90     3.92     3.96     4.05     4.01     3.83      3.67     3.35     3.21   3.84   4.03
Contribution of noninterest
        bearing sources
         of funds               .33      .31      .34      .38      .37      .35      .42       .53      .63      .71    .32    .36
                               ----     ----     ----     ----     ----     ----     ----      ----     ----     ----   ----   ----
NET INTEREST MARGIN            4.11%    4.21%    4.26%    4.34%    4.42%    4.36%    4.25%     4.20%    3.98%    3.92%  4.16%  4.39%
                               ====     ====     ====     ====     ====     ====     ====      ====     ====     ====   ====   ====
MEMO:
Interest bearing
  core deposits                1.93%    2.10%    2.31%    2.48%    2.60%    2.72%    3.05%     3.64%    4.08%    4.55%  2.02%  2.66%
Interest bearing
  total deposits               1.82     1.97     2.17     2.37     2.46     2.52     2.90      3.66     4.17     4.75   1.89   2.49
Borrowed funding and
        long-term debt         2.05     1.95     2.08     2.61     2.66     2.64     3.05      4.15     4.92     6.04   2.00   2.65

(1) Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                2003                             2002                                        2001
                        -------------------    ----------------------------------------    ----------------------------------------
                        2ND QTR     1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                        -------     -------    -------    -------    -------    -------    -------    -------    -------    -------
Per common share:
  Basic net income     $    1.01   $    .81   $     .62   $    .61   $    .65  $    .73   $    .57   $    .59   $    .58   $    .56
  Diluted net
   income                    .99        .81         .62        .61        .63       .73        .57        .58        .57        .55
  Trailing four
    quarters
     basic net income       3.05       2.69        2.61       2.56       2.54      2.47       2.30       2.23       2.19       2.17
  Trailing four
    quarters
     diluted net
       income               3.03       2.67        2.59       2.54       2.51      2.45       2.27       2.20       2.16       2.15
  Dividend declared         .305       .305        .305       .305       .295      .295       .295       .295       .285       .285
  Dividend paid             .305       .305        .305       .305       .295      .295       .295       .295       .285       .285
Dividend payout
  ratio(1)                 30.81%     37.65%      49.19%     50.00%     46.83%    40.41%     51.75%     50.86%     50.00%     51.82%
Dividend yield
    (annualized)(2)         3.73       4.38        4.47       4.28       3.55      3.84       4.04       3.94       3.70       4.26
P/E ratio(3)               10.80x     10.43x      10.55x     11.23x     13.25x    12.56x     12.88x     13.61x     14.25x    12.44x

Common dividends
  declared             $     186   $    187   $     187   $    186   $    180  $    179   $    179   $    178   $    171   $    171
Preferred
  dividends
   declared                   --         --          --         --         --        --         --         --         --         --

Common dividends
  paid                 $     186   $    187   $     187   $    186   $    180  $    179   $    180   $    178   $    171   $    171
Preferred dividends
  paid                        --         --          --         --         --        --         --         --         --         --

Shares
 outstanding(4):
  Average basic          612,120    611,522     611,896    611,639    609,336   607,815    606,940    605,005    601,529    600,889
  Average diluted        618,384    615,579     615,972    617,850    616,793   614,042    612,984    613,829    610,782    610,100
  Ending common          613,426    610,972     611,491    612,180    610,479   608,395    607,355    606,005    603,093    600,750

Common stock price:
  High                 $   34.97   $  29.45   $   29.82   $  33.49   $  33.75  $  31.16   $  30.30   $  32.70   $  30.86   $  30.31
  Low                      27.92      26.53       24.60      25.58      29.60     26.31      26.15      26.00      25.56      23.69
  Close                    32.71      27.85       27.32      28.53      33.25     30.76      29.24      29.95      30.78      26.75

Book value per
  common share         $   14.77   $  14.05   $   13.59   $  13.32   $  13.02  $  12.61   $  12.15   $  11.87   $  11.52   $  11.19
Tangible book value
     per common share      12.85      12.18       11.70      11.43      11.12     10.70      10.23       9.91       9.52       9.23
Other comprehensive
     income per share        .06        .09         .11        .14        .15       .12        .12        .11        .08        .05

Market to book value       221.5%     198.2%      201.0%     214.2%     255.4%    243.9%     240.7%     252.3%     267.2%     239.1%

Market capitalization
     of common stock   $  20,065   $ 17,016   $  16,706   $ 17,465   $ 20,298  $ 18,714   $ 17,759   $ 18,150   $ 18,563     16,070

                            SIX MONTHS ENDED
                                 JUNE 30,
                                 --------
                          2003           2002
                          ----           ----
Per common share:
  Basic net income      $   1.82     $   1.38
  Diluted net
   income                   1.80         1.36
  Trailing four
    quarters
     basic net income
  Trailing four
    quarters
     diluted net
       income
  Dividend declared          .61          .59
  Dividend paid              .61          .59
Dividend payout
  ratio(1)                 33.89%       43.38%
Dividend yield
    (annualized)(2)
P/E ratio(3)

Common dividends
  declared              $    373     $    359
Preferred
  dividends
   declared                   --           --

Common dividends
  paid                  $    373          359
Preferred dividends
  paid                        --           --

Shares
 outstanding(4):
  Average basic          611,822      608,580
  Average diluted        616,989      615,425
  Ending common

Common stock price:
  High                  $  34.97     $  33.75
  Low                      26.53        26.31
  Close

Book value per
  common share
Tangible book value
     per common share
Other comprehensive
     income per share

Market to book value

Market capitalization
     of common stock

(1)   Dividend declared divided by diluted net income per common share

(2)   Dividend declared (annualized) divided by quarter-end stock price

(3) Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)   In thousands

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                 2003                               2002                                      2001
                          ------------------    ----------------------------------------    ---------------------------------------
                          2ND QTR    1ST QTR    4TH QTR    3RD QTR     2ND QTR   1ST QTR    4TH QTR    3RD QTR    2ND QTR   1ST QTR
                          -------    -------    -------    -------     -------   -------    -------    -------    -------   -------
LONG-TERM DEBT AND
 BORROWED FUNDS
LONG-TERM DEBT:
Total parent
  company debt            $  2,347   $  2,289   $  2,005   $  2,005   $  1,923   $  1,960   $  1,968   $  2,009  $  1,948  $  1,963
Subsidiary debt:
  Subordinated debt          2,168      1,785      1,796      1,782      1,701      1,631      1,655      1,189     1,142     1,149
  Senior bank notes         19,239     15,716     14,998     13,480     11,554     12,170      9,762      9,554     9,481     8,981
  Capital securities           180        180        180        180        180        180        180        180       180       180
  FHLB advances
   and other                 4,004      4,002      3,751      3,751      3,747      3,750      3,751      3,751     3,743     3,237
                          --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
    Total subsidiary
        debt                25,591     21,683     20,725     19,193     17,182     17,731     15,348     14,674    14,546    13,547
                          --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
  TOTAL LONG-TERM
    DEBT                  $ 27,938   $ 23,972   $ 22,730   $ 21,198   $ 19,105   $ 19,691   $ 17,316   $ 16,683  $ 16,494  $ 15,510
                          ========   ========   ========   ========   ========   ========   ========   ========  ========  ========
BORROWED FUNDS:

U.S. Treasury
  demand notes            $  1,550   $    352   $  8,882   $  8,364   $  6,285   $    578   $  8,191   $  1,066  $  2,872  $    793
Short-term senior
  bank notes                   290        555      1,560         --         --         --         --         --        --        --
Commercial paper
  and other                    828        829      1,052      1,438        374        531        388        470       614       851
                          --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
  TOTAL BORROWED
   FUNDS                  $  2,668   $  1,736   $ 11,494   $  9,802   $  6,659   $  1,109   $  8,579   $  1,536  $  3,486  $  1,644
                          ========   ========   ========   ========   ========   ========   ========   ========  ========  ========
STOCKHOLDERS' EQUITY
Preferred                       --         --         --         --   $      1   $      1   $      1   $      8  $     30  $     30
Common                    $  9,061   $  8,587   $  8,308   $  8,157      7,947      7,671      7,380      7,194     6,950     6,724
                          --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
  TOTAL STOCKHOLDERS'
   EQUITY                 $  9,061   $  8,587   $  8,308   $  8,157   $  7,948   $  7,672   $  7,381   $  7,202  $  6,980  $  6,754
                          ========   ========   ========   ========   ========   ========   ========   ========  ========  ========
ACCUMULATED OTHER
 COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized
  gain, net               $    183   $    191   $    223   $    221   $    173   $     83   $    105   $    173  $    101  $     85
SFAS 133 unrealized
  loss, net                   (149)      (135)      (156)      (133)       (83)       (13)       (33)      (107)      (52)      (52)
  TOTAL ACCUMULATED
    OTHER COMPREHENSIVE   --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
    INCOME, NET OF TAX    $     34   $     56   $     67   $     88   $     90   $     70   $     72   $     66  $     49  $     33
                          ========   ========   ========   ========   ========   ========   ========   ========  ========  ========
RISK-BASED CAPITAL(1)
Tier 1 capital            $  8,018   $  7,536   $  7,263   $  7,081   $  6,812   $  6,546   $  6,269   $  6,100  $  5,855  $  5,686
Total risk-based
  capital                   12,218     11,220     10,997     10,796     10,519     10,324     10,135      9,470     9,264     9,161
Risk-weighted assets        99,031     96,348     95,511     90,967     85,967     85,409     89,653     84,063    82,957    80,087

Tier 1 capital ratio          8.10%      7.82%      7.60%      7.78%      7.92%      7.66%      6.99%      7.26%     7.06%     7.10%
Total risk-based
  capital ratio              12.34      11.65      11.51      11.87      12.24      12.09      11.31      11.27     11.17     11.44
Leverage ratio                6.79       6.54       6.52       7.09       7.05       6.49       6.45       6.55      6.46      6.59

COMMON STOCK REPURCHASE
  ACTIVITY
Number of common shares
  repurchased                   --        1.4        1.3         --         --         --         --         --        --       9.3
Average price per
 share of
 repurchased
  common shares                 --   $  27.24   $  25.73         --         --         --         --         --        --  $  17.84
Total cost                      --      37.63      32.53         --         --         --         --         --        --    166.20
Common shares remaining
  under authorization(2)      37.9       37.9       14.3       15.6       15.6       15.6       15.6       15.6      15.6      15.6

SELECTED RATIOS
  AND OTHER
Long-term debt
  to equity                 308.35%    279.16%    273.60%    259.88%    240.37%    256.65%    234.60%    231.64%   236.30%   229.63%
Long-term debt
 to total
  capitalization             75.51      73.63      73.23      72.21      70.62      71.96      70.11      69.85     70.26     69.66
Equity to assets              7.34       7.31       7.03       7.46       8.02       7.67       6.98       7.49      7.39      7.44
Common equity to assets       7.34       7.31       7.03       7.46       8.02       7.67       6.98       7.48      7.36      7.40
Tangible equity to
  assets(3)                   6.45       6.39       6.11       6.47       6.93       6.58       5.94       6.33      6.19      6.22
Tangible common
  equity to assets(3)         6.45       6.39       6.11       6.47       6.93       6.58       5.94       6.32      6.16      6.19

Minority interest(4)      $     73   $     71   $     70   $     68   $     65   $     62   $     58   $     53  $     48  $     51

(1)   Second quarter 2003 risk-based capital is based upon preliminary data

(2) In February 2003, National City Corporation's Board of Directors authorized the repurchase of an additional 25 million shares of issued and outstanding common stock

(3)   Excludes goodwill and other intangible assets

(4)   Included in other liabilities on the consolidated balance sheet

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)

                                                                                                                   SIX MONTHS ENDED
                           2003                     2002                                       2001                    JUNE 30,
                    -----------------  ------------------------------------   -----------------------------------  ----------------
                    2ND QTR   1ST QTR  4TH QTR  3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR  2ND QTR  1ST QTR   2003       2002
                    -------   -------  -------  -------   -------   -------   -------   -------  -------  -------   ----       ----
Mortgage banking
  revenue           $   476     $394    $ 206    $ 178     $ 248     $ 195     $ 160     $ 126     $115     $124   $   870  $   443
Deposit service
  charges               142      135      137      132       126       119       122       117      118      112       277      245
Payment processing
  revenue               113      105      116      114       112       109       123       120      116      106       218      221
Trust and
  investment
 management fees         78       69       70       74        85        78        73        79       86       82       147      163
Card-related fees        44       41       46       47        32        32        43        43       39       45        85       64
Other service fees       26       28       26       24        30        22        26        37       26       26        54       52
Brokerage revenue        34       24       26       25        31        27        29        22       24       23        58       58
Ineffective
  hedge and
  other derivative
   gains, net(1)         79        7       12       (1)        2        11        14         5        9        9        86       13
Principal
  investment
   gains
   (losses),
     net                (16)       6       (2)     (17)       (2)       (2)       (4)       (6)       7       --       (10)      (4)
Student loan sale
  gains
  (losses), net           6       --       --        1        10        --        (1)        5       --        1         6       10
Demutualization
  gains on
    insurance
     company
      holdings           --       --       --       --        --        --        20        --       --       --        --       --
Initial gains
  from the
  securitization
   of
   credit card
    receivables          --       --       --       --        --        25        --        --       --       21        --       25
Initial gain
  from the
  securitization
   of
   automobile
    receivables          --       --       --       --        --        25        --        --       --       --        --       25
Consideration
  from the
  sale of NAMCO
   preferred
   shares                --       --       --       --         5        --        --        --       89       --        --        5
All other                48       57       54       43        50        50        51        49       53       49       105      100
                    -------     ----    -----    -----     -----     -----     -----     -----     ----     ----   -------  -------
  TOTAL FEES AND
   OTHER INCOME       1,030      866      691      620       729       691       656       597      682      598     1,896    1,420
Bank stock fund          32       --      (16)      --        42        49        --        21       17       85        32       91
Other securities         --       --       (1)      --         2         5        19        --       --        3        --        7
                    -------     ----    -----    -----     -----     -----     -----     -----     ----     ----   -------  -------
  TOTAL
   SECURITIES
    GAINS
   (LOSSES), NET         32       --      (17)      --        44        54        19        21       17       88        32       98
                    -------     ----    -----    -----     -----     -----     -----     -----     ----     ----   -------  -------
   TOTAL
    NONINTEREST
     INCOME         $ 1,062     $866    $ 674    $ 620     $ 773     $ 745     $ 675     $ 618     $699     $686   $ 1,928  $ 1,518
                    =======     ====    =====    =====     =====     =====     =====     =====     ====     ====   =======  =======

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue


                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

                                                                                                                    SIX MONTHS ENDED
                                 2003                        2002                               2001                    JUNE 30,
                         ----------------   -----------------------------------  ---------------------------------- ----------------
                         2ND QTR  1ST QTR   4TH QTR   3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR   2003     2002
                         -------  -------   -------   -------  -------  -------  -------  -------  -------  -------   ----     ----
Salaries, benefits,
  and other personnel    $  542    $  561    $  527    $ 449     $445     $444     $449     $418     $433     $410   $1,103  $  889
Equipment                    62        65        65       57       61       62       64       54       61       60      127     123
Net occupancy                56        58        59       56       55       55       54       52       53       54      114     110
Third-party services         71        65        71       55       60       53       60       50       50       44      136     113
Card processing              52        52        54       51       52       54       58       50       48       43      104     106
Telecommunications           19        21        22       21       22       21       22       21       21       21       40      43
Marketing and
  public relations           67        17        19       26       75       26        6       24       24       17       84     101
Postage                      18        20        19       19       17       19       19       17       19       18       38      36
Travel and entertainment     14        13        18       14       15       14       16       14       14       14       27      29
Supplies                     15        13        15       13       13       13       16       13       14       13       28      26
State and local taxes        14        16        15       15       14       17       12       13       14       13       30      31
Goodwill and other
  intangible asset
   amortization(1)            6         5         6        5        5        5       22       22       21       21       11      10
FDIC assessments              3         2         4        2        2        2        3        3        2        2        5       4
OREO expense, net             6         3         8        5        6        5        4        2        1        1        9      11
Automobile lease
  residual value
    write-downs              --        25        --       --       38       13       13        2       18       34       25      51
Commercial lease
  residual value
   write-downs
     (recovery)              --        17         5       (1)       5       --        4       --       --       --       17       5
Building lease
  termination penalty         9        --        --       --       --       --       --       --       --       --        9      --
Impairment, fraud,
  and other losses,
   net                       16         9        40       23       53       20       23       25       22       10       25      73
Loss on commercial
  paper conduit
    consolidation            --        --        --       16       --       --       --       --       --       --       --      --
All other                    56        47        64       44       36       52       40       35       25       30      103      88
                         ------    ------    ------    -----     ----     ----     ----     ----     ----     ----   ------  ------
 TOTAL NONINTEREST
  EXPENSE                $1,026    $1,009    $1,011    $ 870     $974     $875     $885     $815     $840     $805   $2,035  $1,849
                         ======    ======    ======    =====     ====     ====     ====     ====     ====     ====   ======  ======

(1) On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                ($ IN MILLIONS)

                                                                                                                   SIX MONTHS ENDED
                            2003                        2002                                2001                       JUNE 30,
                      -----------------  ----------------------------------  ----------------------------------        --------
                      2ND QTR   1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR     2003     2002
                      -------   -------  -------  -------  -------  -------  -------  -------  -------  -------     ----     ----
Salaries and wages     $ 303     $ 299    $ 301    $ 294    $ 290    $ 289    $ 287    $ 288    $ 284    $ 275    $   602    $ 579
Incentive
  compensation           241       171      230      164      130      115      163      129      121       92        412      245
Stock-based
  compensation             6         4        4        3        2        2        2        1        2        2         10        4
Payroll taxes             37        43       29       28       30       38       28       30       29       35         80       68
Contract labor            23        20       26       16       14       16       24       17       12        7         43       30
Deferred personnel
  costs                 (155)     (110)    (125)     (98)     (66)     (72)    (102)     (75)     (73)     (36)      (265)    (138)
Medical and
  other benefits          49        44       36       40       40       39       34       38       37       38         93       79
Defined contribution
   plans                  17        23       15       14       13       20       13       13       16       14         40       33
Defined benefit
  pension plan            (4)       (4)     (12)     (15)     (15)     (15)     (15)     (17)     (17)     (17)        (8)     (30)
Market valuation
  adjustments
   on deferred
    compensation
     liabilities          18        (1)       6      (15)      (5)       3        3      (12)      10       (3)        17       (2)
Severance and other        7        72       17       18       12        9       12        6       12        3         79       21
                       -----     -----    -----    -----    -----    -----    -----    -----    -----    -----    -------    -----
TOTAL SALARIES,
  BENEFITS, AND OTHER
   PERSONNEL EXPENSE   $ 542     $ 561    $ 527    $ 449    $ 445    $ 444    $ 449    $ 418    $ 433    $ 410    $ 1,103    $ 889
                       =====     =====    =====    =====    =====    =====    =====    =====    =====    =====    =======    =====

              FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                 2003                            2002                                           2001
                          ------------------    ----------------------------------------    ---------------------------------------
                          2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR   1ST QTR
                          -------    -------    -------    -------    -------    -------    -------    -------    -------   -------
LINE OF BUSINESS STAFF:
  Consumer and
    Small Business
     Financial
       Services            11,450     11,472     11,665     11,626     11,790     11,866     11,970     11,897     12,115    11,995
  Wholesale Banking         1,583      1,739      1,785      1,793      1,826      1,830      1,834      1,846      1,870     1,846
  National Consumer
    Finance                10,155      9,486      9,044      8,359      8,022      7,791      7,552      6,947      6,768     6,469
  Asset Management          1,520      1,640      1,732      1,725      1,767      1,785      1,873      1,913      1,938     1,990
  National Processing       1,689      1,761      1,791      1,795      1,859      1,882      2,154      2,361      6,429     6,652

CORPORATE SUPPORT
  STAFF(2)                  6,017      6,535      6,714      6,801      6,894      6,922      6,977      6,969      7,033     7,047
                           ------     ------     ------     ------     ------     ------     ------     ------     ------    ------
  TOTAL EMPLOYEES          32,414     32,633     32,731     32,099     32,158     32,076     32,360     31,933     36,153    35,999
                           ======     ======     ======     ======     ======     ======     ======     ======     ======    ======

(1)   Represents period-end, active, full-time equivalent employees

(2) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            CREDIT QUALITY STATISTICS
                                 ($ IN MILLIONS)


                                                          2003                          2002                          2001
                                                    ----------------    ------------------------------------    -----------------
                                                     2ND       1ST       4TH       3RD       2ND       1ST       4TH       3RD
                                                     QTR       QTR       QTR       QTR       QTR       QTR       QTR       QTR
                                                    ------    ------    ------    ------    ------    ------    ------    ------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                       $1,128    $1,099    $1,080    $1,030    $1,000    $  997    $1,008    $  990
Provision                                              183       200       159       169       165       189       209       160
Allowance related to loans sold or securitized          --        --        --         1        --        (5)      (73)       (2)
Charge-offs:
  Commercial                                           101       104        74        67        72       106        61        72
  Real estate - commercial                               5         3         5         6         8         2         4         6
  Real estate - residential                             31        41        26        17        19        24        24        14
  Home equity lines of credit                            6         6         6         5         5         5         5         4
  Credit card and other unsecured lines of credit       25        22        21        20        20        22        26        25
  Other consumer                                        30        35        42        36        38        55        60        51
                                                    ------    ------    ------    ------    ------    ------    ------    ------
Total charge-offs                                      198       211       174       151       162       214       180       172
                                                    ------    ------    ------    ------    ------    ------    ------    ------

Recoveries:
  Commercial                                            11        11        12         8         5         7         5         3
  Real estate - commercial                              --         1         1         2         1         1         3         1
  Real estate - residential                              6        10         5         1         1         1        --         1
  Home equity lines of credit                            1         2         2         1         1         1        --         1
  Credit card and other unsecured lines of credit        2         2         2         2         1         3         3        10
  Other consumer                                        14        14        12        17        18        20        22        16
                                                    ------    ------    ------    ------    ------    ------    ------    ------
Total recoveries                                        34        40        34        31        27        33        33        32
                                                    ------    ------    ------    ------    ------    ------    ------    ------
Net charge-offs                                        164       171       140       120       135       181       147       140
                                                    ------    ------    ------    ------    ------    ------    ------    ------
Ending loan loss allowance                          $1,147    $1,128    $1,099    $1,080    $1,030    $1,000    $  997    $1,008
                                                    ======    ======    ======    ======    ======    ======    ======    ======

MEMO:
Net charge-offs on:
  Securitized credit cards                          $   21    $   15    $   19    $   18    $   18    $   18    $   13    $   13
  Managed credit cards                                  36        28        33        30        29        32        29        22
  Securitized automobile loans                           2         3         3         2         1        --        --        --
  Managed automobile loans(1)                           10        13        13         9         8        15        16        14

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
Commercial                                            1.49%     1.53%      .97%      .94%     1.08%     1.53%      .84%      .99%
Real estate - commercial                               .22       .10       .16       .18       .37       .09       .07       .33
Real estate - residential                              .45       .59       .49       .40       .49       .62       .67       .36
Home equity lines of credit                            .19       .20       .27       .21       .21       .25       .29       .23
Credit card and other unused lines of credit          4.46      3.92      4.04      3.65      3.87      4.56      3.95      2.75
Other consumer                                         .80      1.09      1.02       .72       .74      1.24      1.27      1.09
                                                    ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL NET CHARGE-OFFS                                .88%      .95%      .78%      .69%      .80%     1.08%      .85%      .81%
                                                    ======    ======    ======    ======    ======    ======    ======    ======

MEMO:
Securitized credit cards                              5.76%     4.29%     5.32%     5.00%     5.07%     5.49%     5.19%     4.95%
Managed credit cards                                  6.11%     4.71%     5.69%     5.12%     5.30%     5.81%     5.22%     3.88%
Securitized automobile loans                          1.32%     1.39%     1.17%      .66%      .27%       --        --        --
Managed automobile loans(1)                            .89%     1.23%     1.18%      .81%      .74%     1.34%     1.39%     1.25%

                                                                         SIX MONTHS ENDED
                                                          2001              JUNE 30,
                                                    ----------------    -----------------
                                                     2ND       1ST
                                                     QTR       QTR       2003      2002
                                                    ------    ------    ------    -------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                       $  930    $  929    $1,099    $   997
Provision                                              153        83       383        354
Allowance related to loans sold or securitized          --         1        --         (5)
Charge-offs:
  Commercial                                            38        29       205        178
  Real estate - commercial                               3         3         8         10
  Real estate - residential                             12        10        72         43
  Home equity lines of credit                            3         2        12         10
  Credit card and other unsecured lines of credit       24        23        47         42
  Other consumer                                        43        45        65         93
                                                    ------    ------    ------    -------
Total charge-offs                                      123       112       409        376
                                                    ------    ------    ------    -------

Recoveries:
  Commercial                                             5         4        22         12
  Real estate - commercial                               1         1         1          2
  Real estate - residential                             --        --        16          2
  Home equity lines of credit                            1         1         3          2
  Credit card and other unsecured lines of credit        5         5         4          4
  Other consumer                                        18        18        28         38
                                                    ------    ------    ------    -------
Total recoveries                                        30        29        74         60
                                                    ------    ------    ------    -------
Net charge-offs                                         93        83       335        316
                                                    ------    ------    ------    -------
Ending loan loss allowance                          $  990    $  930    $1,147    $ 1,030
                                                    ======    ======    ======    =======

MEMO:
Net charge-offs on:
  Securitized credit cards                          $   14    $   10    $   36    $    36
  Managed credit cards                                  30        24        64         61
  Securitized automobile loans                          --        --         5          1
  Managed automobile loans(1)                            8        12        23         23

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)
Commercial                                             .48%      .37%     1.51%      1.31%
Real estate - commercial                               .10       .10       .16        .23
Real estate - residential                              .33       .29       .52        .56
Home equity lines of credit                            .20       .11       .20        .23
Credit card and other unused lines of credit          3.67      3.55      4.19       4.21
Other consumer                                         .80       .93       .94        .99
                                                    ------    ------    ------    -------
  TOTAL NET CHARGE-OFFS                                .55%      .51%      .91%       .94%
                                                    ======    ======    ======    =======

MEMO:
Securitized credit cards                              5.60%     4.50%     5.03%      5.27%
Managed credit cards                                  5.52%     4.43%     5.42%      5.55%
Securitized automobile loans                            --        --      1.35%       .26%
Managed automobile loans(1)                            .78%     1.11%     1.06%      1.04%

----------

(1)  Represents managed portfolio of indirect prime automobile loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      CREDIT QUALITY STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)


                                                            2003                    2002
                                                       --------------  ------------------------------
                                                        2ND     1ST     4TH     3RD     2ND     1ST
                                                        QTR     QTR     QTR     QTR     QTR     QTR
                                                       ------  ------  ------  ------  ------  ------
NONPERFORMING ASSETS
Commercial                                             $  410  $  385  $  414  $  443  $  421  $  368
Real estate - commercial                                   75      78      60      78      57      53
Real estate - residential:
  National City Mortgage                                  123     135     125     118     115     118
  First Franklin                                           47      44      44      46      47      47
  Altegra                                                  52      54      59      62      64      64
                                                       ------  ------  ------  ------  ------  ------
     Total real estate - residential                      222     233     228     226     226     229
                                                       ------  ------  ------  ------  ------  ------
Total nonperforming portfolio loans                       707     696     702     747     704     650
Other real estate owned (OREO):
  Commercial                                                5       3       3       4       4       4
  Real estate - residential:
     National City Mortgage                                38      43      40      36      34      23
     First Franklin                                        31      34      34      30      24      17
     Altegra                                               30      36      38      35      27      22
                                                       ------  ------  ------  ------  ------  ------
       Total real estate - residential                     99     113     112     101      85      62
                                                       ------  ------  ------  ------  ------  ------
Total OREO                                                104     116     115     105      89      66

Mortgage loans held for sale                                4       5      --      --      --      --
Other(1)                                                    3       5      --      --      --      --
                                                       ------  ------  ------  ------  ------  ------
  TOTAL NONPERFORMING ASSETS                           $  818  $  822  $  817  $  852  $  793  $  716
                                                       ======  ======  ======  ======  ======  ======

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                                 50%     47%     51%     52%     53%     52%
Real estate - commercial                                    9       9       7       9       7       7
Real estate - residential:
  National City Mortgage                                   15      16      16      15      15      16
  First Franklin                                            6       5       5       5       6       7
  Altegra                                                   6       7       7       7       8       9
                                                       ------  ------  ------  ------  ------  ------
     Total real estate - residential                       27      28      28      27      29      32
                                                       ------  ------  ------  ------  ------  ------
Total nonperforming portfolio loans                        86      84      86      88      89      91
Other real estate owned (OREO):

  Commercial                                                1      --      --      --       1       1
  Real estate - residential:
     National City Mortgage                                 4       6       5       4       4       3
     First Franklin                                         4       4       4       4       3       2
     Altegra                                                4       4       5       4       3       3
                                                       ------  ------  ------  ------  ------  ------
       Total real estate - residential                     12      14      14      12      10       8
                                                       ------  ------  ------  ------  ------  ------
Total OREO                                                 13      14      14      12      11       9

Mortgage loans held for sale                                1       1      --      --      --      --
Other(1)                                                   --       1      --      --      --      --
                                                       ------  ------  ------  ------  ------  ------
  TOTAL NONPERFORMING ASSETS                              100%    100%    100%    100%    100%    100%
                                                       ======  ======  ======  ======  ======  ======

RATIOS
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                         1.08%   1.10%   1.13%   1.20%   1.15%   1.05%
Nonperforming assets to period-end total assets           .66     .70     .69     .78     .80     .72
Loan loss allowance to nonperforming portfolio loans   162.09  162.01  156.42  144.44  146.42  153.84
Loan loss allowance to period-end portfolio loans        1.51    1.51    1.52    1.52    1.50    1.47
Loan loss allowance (period-end) to annualized
  net charge-offs                                      174.07  163.10  198.04  227.03  190.26  135.90

                                                                    2001
                                                       ------------------------------
                                                        4TH     3RD     2ND     1ST
                                                        QTR     QTR     QTR     QTR
                                                       ------  ------  ------  ------
NONPERFORMING ASSETS
Commercial                                             $  364  $  354  $  266  $  217
Real estate - commercial                                   64      56      56      57
Real estate - residential:
  National City Mortgage                                   91      83      57      74
  First Franklin                                           35      16      12       5
  Altegra                                                  40      78      66      51
                                                       ------  ------  ------  ------
     Total real estate - residential                      166     177     135     130
                                                       ------  ------  ------  ------
Total nonperforming portfolio loans                       594     587     457     404
Other real estate owned (OREO):
  Commercial                                                4       4       4       4
  Real estate - residential:
     National City Mortgage                                19      15      21      21
     First Franklin                                        17       9       5       3
     Altegra                                               24      34      22      15
                                                       ------  ------  ------  ------
       Total real estate - residential                     60      58      48      39
                                                       ------  ------  ------  ------
Total OREO                                                 64      62      52      43

Mortgage loans held for sale                               --      --      --      --
Other(1)                                                   --      --      --      --
                                                       ------  ------  ------  ------
  TOTAL NONPERFORMING ASSETS                           $  658  $  649  $  509  $  447
                                                       ======  ======  ======  ======

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                                 55%     54%     52%     48%
Real estate - commercial                                   10       9      11      13
Real estate - residential:
  National City Mortgage                                   14      13      12      17
  First Franklin                                            5       2       2       1
  Altegra                                                   6      12      13      11
                                                       ------  ------  ------  ------
     Total real estate - residential                       25      27      27      29
                                                       ------  ------  ------  ------
Total nonperforming portfolio loans                        90      90      90      90
Other real estate owned (OREO):

  Commercial                                                1       1       1       1
  Real estate - residential:
     National City Mortgage                                 2       3       4       5
     First Franklin                                         3       1       1       1
     Altegra                                                4       5       4       3
                                                       ------  ------  ------  ------
       Total real estate - residential                      9       9       9       9
                                                       ------  ------  ------  ------
Total OREO                                                 10      10      10      10

Mortgage loans held for sale                               --      --      --      --
Other(1)                                                   --      --      --      --
                                                       ------  ------  ------  ------
  TOTAL NONPERFORMING ASSETS                              100%    100%    100%    100%
                                                       ======  ======  ======  ======


RATIOS
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                          .97%    .94%    .75%    .67%
Nonperforming assets to period-end total assets           .62     .67     .54     .49
Loan loss allowance to nonperforming portfolio loans   167.90  171.85  216.75  230.12
Loan loss allowance to period-end portfolio loans        1.47    1.46    1.46    1.39
Loan loss allowance (period-end) to annualized
  net charge-offs                                      170.37  182.63  266.34  275.62

----------
(1) Represents loans sold by National City Mortgage Co. which are available for repurchase and are included in other assets on the consolidated balance sheet

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      CREDIT QUALITY STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                      2003                    2002                            2001
                                                  -------------   -----------------------------   -----------------------------
                                                   2ND     1ST     4TH     3RD     2ND     1ST     4TH     3RD     2ND     1ST
                                                   QTR     QTR     QTR     QTR     QTR     QTR     QTR     QTR     QTR     QTR
                                                  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                        $  49   $  47   $  43   $  77   $  64   $  68   $  58   $  71   $ 103   $  60
Real estate - commercial                             26      18      26      17      30      31      30      35      20      21
Real estate - residential:
  National City Mortgage                            125     136     134     127     123     142     173     151     126     116
  First Franklin                                    237     233     228     216     198     179     155     142      97      54
  Altegra                                            68      77      87      95      89      85     114     118     103     148
  National Home Equity                                1       1      --      --      --      --      --      --      --      --
                                                  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
     Total real estate - residential                431     447     449     438     410     406     442     411     326     318
                                                  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Home equity lines of credit                          15      14      16      15      15      17      17      10       8      10
Credit card and other unsecured lines of credit      14      16       8       7       7       8      12      11      10      12
Other consumer                                       19      12      19      18      18      21      28      23      20      20
Mortgage loans held for sale                         18      33      14       5       5      21      26      17       8       8
Other(1)                                             21      24      --      --      --      --      --      --      --      --
                                                  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
  TOTAL LOANS 90+ DAYS PAST DUE                   $ 593   $ 611   $ 575   $ 577   $ 549   $ 572   $ 613   $ 578   $ 495   $ 449
                                                  =====   =====   =====   =====   =====   =====   =====   =====   =====   =====

----------

(1) Represents loans sold by NCMC Co. which are available for repurchase and are included in other assets on the consolidated balance sheet


              Ten Largest Nonperforming Loans as of June 30, 2003

                                                                            Amount         As a Percentage of Total
  Major Industry(1)          Sub-Industry              Portfolio          Outstanding        Nonperforming Assets
---------------------   ----------------------  -----------------------   -----------      ------------------------
Miscellaneous           Electrical contracting        Commercial          $        15(2)                        1.9%
Industrial                    Plastics                Commercial                   14(2)                        1.7%
Consumer noncyclical         Healthcare               Commercial                   13(2)                        1.6%
Technology                    Telecomm                Commercial                   11(2)                        1.4%
Consumer noncyclical     Grocery distribution         Commercial                   11                           1.3%
Industrial                Electrical products         Commercial                   10                           1.2%
Consumer noncyclical         Healthcare          Commercial/Real Estate            10                           1.2%
Consumer noncyclical         Healthcare               Commercial                   10(2)                        1.2%
Technology                    Telecomm                Commercial                    9(2)                        1.1%
Basic materials                Mining                 Commercial                    9(2)                        1.1%
                                                                          -----------      ------------------------
                                                                          $       112                          13.7%

Total nonperforming assets                                                $       818                         100.0%

Nonperforming assets
as a percentage of
period-end portfolio
loans and other
nonperforming assets                                                                                           1.08%


----------

(1)  Based on Standard Industrial Classification System codes

(2)  Loan represents a participation in a shared national credit

           COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF JUNE 30, 2003
                                 ($ IN MILLIONS)

                                                  Average      Largest Loan
                                    Percent     Loan Balance   to a Single
   Major Industry(1)      Balance   to Total    Per Obligor      Obligor
-----------------------   -------   --------    ------------   ------------
Real estate               $10,154         30%   $         .8   $         61
Consumer cyclical           5,054         15%             .8             91
Consumer noncyclical        3,898         12%             .4             47
Industrial                  3,559         10%             .9             78
Basic materials             2,952          9%            1.4             67
Financial                   2,417          7%            1.8             60
Services                    1,466          4%             .4            133(2)
Energy and utilities          676          2%            1.1             50
Technology                    354          1%            3.0             22
Miscellaneous               1,579          5%             .2             18
                          -------   --------
                           32,109        95%
Commercial leasing -
  all industries            1,533          5%
                          -------   --------
Total commercial and
commercial real estate    $33,642        100%
                          =======   ========

----------

(1)  Based on Standard Industrial Classification System codes

(2)  This loan is secured by government-insured student loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                             2003                                     2002
                                                      --------------------      ----------------------------------------------
                                                      2ND QTR      1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                      -------      -------      -------      -------      -------      -------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking                       1,603        1,574        1,562        1,568        1,534        1,505
     Interest bearing checking                            696          682          665          658          639          623
     Money market savings                                 449          438          424          418          410          401
     Regular savings                                      855          871          888          930          947          963
                                                     --------     --------     --------     --------     --------     --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS               3,603        3,565        3,539        3,574        3,530        3,492
                                                     ========     ========     ========     ========     ========     ========

Average account size:
     Noninterest bearing checking                    $  1,901     $  1,871     $  1,808     $  1,817     $  1,934     $  1,903
     Interest bearing checking                         10,684       10,021        9,738        9,303        8,522        8,304
     Money market savings                              29,837       29,419       28,355       27,149       27,960       28,526
     Regular savings                                    2,538        2,460        2,407        2,399        2,457        2,410
                                                     --------     --------     --------     --------     --------     --------
          TOTAL AVERAGE ACCOUNT SIZE                 $  7,214     $  6,918     $  6,608     $  6,284     $  6,282     $  6,205
                                                     ========     ========     ========     ========     ========     ========

BUSINESS DEPOSITS:

Number of accounts (in thousands)                         297          286          271          263          262          259
Average account size                                 $ 20,724     $ 20,801     $ 22,143     $ 21,873     $ 21,175     $ 21,033

TIME DEPOSITS:

Number of accounts (in thousands)                         851          882          909          936          965          976
Average account size                                 $ 15,695     $ 15,688     $ 15,651     $ 15,564     $ 15,345     $ 15,088

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)
Installment loan originations:

  Home equity(2)                                       12,469        7,520       10,664        5,577        6,259        7,116
  Other(3)                                              5,500        4,697        5,446        6,723        6,631        5,779
Home equity and other lines of credit                  26,974       19,406       23,310       23,154       28,578       26,672
                                                     --------     --------     --------     --------     --------     --------
     TOTAL CONSUMER LOAN ORIGINATIONS                  44,943       31,623       39,420       35,454       41,468       39,567
                                                     ========     ========     ========     ========     ========     ========

BANK BRANCHES

Traditional                                               660          659          653          652          654          653
Limited service                                            20           21           22           23           20           20
In-store                                                   53           63           68           70           73           74
Bank express                                              390          396          400          400          401          402
                                                     --------     --------     --------     --------     --------     --------
    TOTAL BANK BRANCHES                                 1,123        1,139        1,143        1,145        1,148        1,149
                                                     ========     ========     ========     ========     ========     ========
ATMS                                                    1,583        1,607        1,610        1,615        1,633        1,637

ONLINE BANKING CUSTOMERS                              664,283      599,411      533,780      477,176      401,414      343,234


                                                                          2001
                                                     -------------------------------------------------
                                                     4TH QTR      3RD QTR       2ND QTR      1ST QTR
                                                     -------      -------       -------      -------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking                       1,486        1,480        1,480        1,497
     Interest bearing checking                            611          601          587          573
     Money market savings                                 388          384          378          371
     Regular savings                                      975        1,005        1,027        1,049
                                                     --------     --------     --------     --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS               3,460        3,470        3,472        3,490
                                                     ========     ========     ========     ========

Average account size:
     Noninterest bearing checking                    $  1,850     $  1,872     $  1,924     $  1,879
     Interest bearing checking                          8,045        7,893        8,006        8,040
     Money market savings                              29,038       28,582       28,116       27,414
     Regular savings                                    2,380        2,380        2,416        2,433
                                                     --------     --------     --------     --------
          TOTAL AVERAGE ACCOUNT SIZE                 $  6,119     $  5,990     $  5,927     $  5,733
                                                     ========     ========     ========     ========
BUSINESS DEPOSITS:

Number of accounts (in thousands)                         256          255          254          254
Average account size                                 $ 22,012     $ 21,237     $ 20,663     $ 20,092

TIME DEPOSITS:

Number of accounts (in thousands)                         983        1,003        1,035        1,065
Average account size                                 $ 14,781     $ 14,686     $ 14,499     $ 14,382

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)
Installment loan originations:

  Home equity(2)                                        8,974        7,638        7,828        4,114
  Other(3)                                              7,125        7,381        7,698        5,410
Home equity and other lines of credit                  27,088       24,017       27,461       19,937
                                                     --------     --------     --------     --------
     TOTAL CONSUMER LOAN ORIGINATIONS                  43,187       39,036       42,987       29,461
                                                     ========     ========     ========     ========
BANK BRANCHES

Traditional                                               646          645          648          652
Limited service                                            27           28           74           74
In-store                                                   81           81           83           83
Bank express                                              396          396          396          395
                                                     --------     --------     --------     --------
    TOTAL BANK BRANCHES                                 1,150        1,150        1,201        1,204
                                                     ========     ========     ========     ========
ATMS                                                    1,646        1,641        1,653        1,661

ONLINE BANKING CUSTOMERS                              275,900      224,344      174,369      138,033


(1) Excludes home equity loans generated by the National Consumer Finance line of business

(2) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(3) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)


                                                              2003                                      2002
                                                     ---------------------       -------------------------------------------------
                                                     2ND QTR       1ST QTR       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                     -------       -------       -------       -------       -------       -------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                   $  55,179     $  57,571     $  56,975     $  61,064     $  64,945     $  65,000
     Estimated change due to market impact              3,376          (188)          682        (3,340)       (3,455)          345
     Other activity, net                                  135        (2,204)          (86)         (749)         (426)         (400)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
     Value at end of period                            58,690        55,179        57,571        56,975        61,064        64,945
                                                    ---------     ---------     ---------     ---------     ---------     ---------
  Non-managed assets:
     Value at beginning of period                      47,682        75,998        72,239        79,556        82,981        82,210
     Estimated change due to market impact              3,792        (1,832)        3,672        (7,081)       (3,993)        1,093
     Other activity, net                               (1,034)      (26,484)           87          (236)          568          (322)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
     Value at end of period                            50,440        47,682        75,998        72,239        79,556        82,981
                                                    ---------     ---------     ---------     ---------     ---------     ---------
     TOTAL ASSETS AT END OF PERIOD                  $ 109,130     $ 102,861     $ 133,569     $ 129,214     $ 140,620     $ 147,926
                                                    =========     =========     =========     =========     =========     =========
  PROPRIETARY MUTUAL FUND ASSETS (included above)   $  15,832     $  15,187     $  16,014     $  16,256     $  17,319     $  17,444



ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:

     Money market and other                         $  15,761     $  15,144     $  16,359     $  18,857     $  19,507     $  19,854
     Equity                                            50,676        45,391        53,997        50,138        58,674        65,796
     Fixed income                                      42,693        42,326        63,213        60,219        62,439        62,276
                                                    ---------     ---------     ---------     ---------     ---------     ---------
        TOTAL                                       $ 109,130     $ 102,861     $ 133,569     $ 129,214     $ 140,620     $ 147,926
                                                    =========     =========     =========     =========     =========     =========

  Type of business:
     Investment management and personal trust       $  48,866     $  46,246     $  46,994     $  46,453     $  50,169     $  53,115
     Corporate trust                                   19,459        19,065        47,746        44,432        48,592        49,365
     Retirement plan services                          17,514        15,826        16,487        15,640        17,248        18,936
     Charitable and endowment                          11,864        11,030        11,741        11,995        12,764        13,735
     Other                                             11,427        10,694        10,601        10,694        11,847        12,775
                                                    ---------     ---------     ---------     ---------     ---------     ---------
         TOTAL                                      $ 109,130     $ 102,861     $ 133,569     $ 129,214     $ 140,620     $ 147,926
                                                    =========     =========     =========     =========     =========     =========
PERCENTAGE OF ASSETS UNDER ADMINISTRATION
REPRESENTED BY:

  Type of investment:
     Money market and other                                15%           15%           13%           14%           14%           14%
     Equity                                                46%           44%           40%           39%           42%           44%
     Fixed income                                          39%           41%           47%           47%           44%           42%

  Type of business:
     Investment management and personal trust              45%           45%           35%           36%           36%           36%
     Corporate trust                                       18%           19%           36%           35%           35%           33%
     Retirement plan services                              16%           15%           12%           12%           12%           13%
     Charitable and endowment                              11%           11%            9%            9%            9%            9%
     Other                                                 10%           10%            8%            8%            8%            9%


                                                                                                              SIX MONTHS ENDED
                                                                           2001                                   JUNE 30,
                                                     ------------------------------------------------        -----------------
                                                     4TH QTR      3RD QTR      2ND QTR       1ST QTR         2003         2002
                                                     -------      -------      -------       -------         ----         ----
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                   $  61,207    $  63,708     $  61,701     $  66,155     $  57,571    $  65,000
     Estimated change due to market impact              2,768       (2,759)        2,751        (3,350)        3,188       (3,110)
     Other activity, net                                1,025          258          (744)       (1,104)       (2,069)        (826)
                                                    ---------    ---------     ---------     ---------     ---------    ---------
     Value at end of period                            65,000       61,207        63,708        61,701        58,690       61,064
                                                    ---------    ---------     ---------     ---------     ---------    ---------
  Non-managed assets:
     Value at beginning of period                      78,193       82,362        79,781        83,889        75,998       82,210
     Estimated change due to market impact              3,947       (4,135)        2,904        (2,329)        1,960       (2,900)
     Other activity, net                                   70          (34)         (323)       (1,779)      (27,518)         246
                                                    ---------    ---------     ---------     ---------     ---------    ---------
     Value at end of period                            82,210       78,193        82,362        79,781        50,440       79,556
                                                    ---------    ---------     ---------     ---------     ---------    ---------
     TOTAL ASSETS AT END OF PERIOD                  $ 147,210    $ 139,400     $ 146,070     $ 141,482     $ 109,130    $ 140,620
                                                    =========    =========     =========     =========     =========    =========


  PROPRIETARY MUTUAL FUND ASSETS (included above)   $  18,331    $  16,216     $  16,699     $  16,088

ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:

     Money market and other                         $  20,327    $  18,626     $  18,105     $  16,344
     Equity                                            65,268       60,121        66,405        63,590
     Fixed income                                      61,615       60,653        61,560        61,548
                                                    ---------    ---------     ---------     ---------
        TOTAL                                       $ 147,210    $ 139,400     $ 146,070     $ 141,482
                                                    =========    =========     =========     =========


  Type of business:
     Investment management and personal trust       $  53,269    $  50,217     $  52,691     $  51,614
     Corporate trust                                   47,772       45,323        46,227        43,679
     Retirement plan services                          19,773       19,086        19,989        19,373
     Charitable and endowment                          13,788       13,195        14,817        14,541
     Other                                             12,608       11,579        12,346        12,275
                                                    ---------    ---------     ---------     ---------
         TOTAL                                      $ 147,210    $ 139,400     $ 146,070     $ 141,482
                                                    =========    =========     =========     =========
PERCENTAGE OF ASSETS UNDER ADMINISTRATION
REPRESENTED BY:

  Type of investment:
     Money market and other                                14%          13%           13%           12%
     Equity                                                44%          43%           45%           45%
     Fixed income                                          42%          44%           42%           43%

  Type of business:
     Investment management and personal trust              36%          36%           36%           36%
     Corporate trust                                       33%          33%           32%           31%
     Retirement plan services                              13%          14%           14%           14%
     Charitable and endowment                               9%           9%           10%           10%
     Other                                                  9%           8%            8%            9%

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)


                                                             2003                                      2002
                                                    ---------------------       --------------------------------------------------
                                                    2ND QTR       1ST QTR       4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                    -------       -------       -------       -------       -------        -------
REVENUE COMPONENTS

Servicing:

    Net servicing fees                             $      92     $     120     $      89     $      97     $      94     $      88
    Amortization of mortgage servicing assets           (137)         (148)         (138)         (111)          (78)          (69)
    Mortgage servicing asset impairment
      (charge) recovery                                  (74)           87            10           (47)          (87)           13
    Servicing asset ineffective hedge and
       other derivative gains (losses), net              185            76            58           148           113            24
    Gains on sales of servicing rights                    --            --            --            --            --            --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
       Net servicing revenue                              66           135            19            87            42            56
National City Mortgage Co. (NCMC) origination and
      sales revenue                                      322           190           118            64           163           125
Other                                                     --            --            --            --            --            --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
    Total NCMC revenue                                   388           325           137           151           205           181
First Franklin origination and sales revenue              88            69            69            27            43            14
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   TOTAL MORTGAGE BANKING REVENUE                  $     476     $     394     $     206     $     178     $     248     $     195
                                                   =========     =========     =========     =========     =========     =========
APPLICATION DATA(1)

NCMC applications                                  $  57,849     $  45,073     $  38,985     $  42,432     $  23,387     $  21,401
First Franklin applications                            8,262         6,763         6,862         6,055         6,358         5,124
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   TOTAL APPLICATIONS                              $  66,111     $  51,836     $  45,847     $  48,487     $  29,745     $  26,525
                                                   =========     =========     =========     =========     =========     =========
PERCENTAGE OF NCMC APPLICATIONS
   REPRESENTED BY:

       Refinances                                         75%           76%           75%           73%           48%           52%
       Government loans                                   15%           16%           16%           16%           20%           20%
       Adjustable-rate loans                               9%            6%            6%            8%           10%            8%

PRODUCTION DATA

NCMC originations:
     Retail                                        $  14,495     $  10,606     $  13,657     $   9,632     $   6,257     $   6,249
     Wholesale                                        18,358        13,694        15,673        11,983         7,348         8,140
                                                   ---------     ---------     ---------     ---------     ---------     ---------
     Total NCMC originations                          32,853        24,300        29,330        21,615        13,605        14,389
First Franklin originations                            2,396         1,732         1,963         1,333         1,248           626
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   TOTAL LOANS ORIGINATED FOR SALE                 $  35,249     $  26,032     $  31,293     $  22,948     $  14,853     $  15,015
                                                   =========     =========     =========     =========     =========     =========
PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:

       Refinances                                         75%           76%           77%           64%           46%           62%
       Government loans                                   15%           16%           14%           17%           22%           18%
       Adjustable-rate loans                               6%            6%            6%           10%           11%            8%

NATIONAL ORIGINATOR RANKING(2)                                            8             7             7             7             7

GEOGRAPHIC MIX OF ORIGINATIONS:

  Top five states and their percentage to total
        NCMC originations:
        California                                        21%           19%           19%           20%           22%           23%
        Maryland                                           8%            8%            8%            8%            6%            6%
        Virginia                                           8%            7%            7%            7%            7%            6%
        Illinois                                           6%            6%            6%            6%            6%            6%
        Texas                                              6%            6%            6%            5%            5%           --
        Ohio                                              --            --            --            --            --             5%
        Arizona                                           --            --            --            --            --            --

NCMC sales to secondary market                     $  27,277     $  25,611     $  20,253     $  14,921     $  15,390     $  16,989
First Franklin loan sales                              2,164         1,851         1,810           867         1,247           635
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   TOTAL MORTGAGE LOAN SALES                       $  29,441     $  27,462     $  22,063     $  15,788     $  16,637     $  17,624
                                                   =========     =========     =========     =========     =========     =========
MEMO:

Total First Franklin loan originations             $   4,396     $   3,488     $   3,606     $   2,706     $   2,396     $   2,009


                                                                                                              SIX MONTHS ENDED
                                                                          2001                                    JUNE 30,
                                                     ------------------------------------------------        -------------------
                                                     4TH QTR      3RD QTR       2ND QTR       1ST QTR        2003           2002
                                                     -------      -------       -------       -------        ----           ----
REVENUE COMPONENTS

Servicing:
    Net servicing fees                             $      80     $      70     $      61     $      60     $     212     $     182
    Amortization of mortgage servicing assets            (62)          (50)          (45)          (40)         (285)         (147)
    Mortgage servicing asset impairment
      (charge) recovery                                  (37)          (33)          (24)         (198)           13           (74)
    Servicing asset ineffective hedge and
       other derivative gains (losses), net               60            52            (5)          221           261           137
    Gains on sales of servicing rights                    --            --            --             3            --            --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
       Net servicing revenue                              41            39           (13)           46           201            98
National City Mortgage Co. (NCMC) origination and
      sales revenue                                       93            84            98            78           512           288
Other                                                     --            --            --            --            --            --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
    Total NCMC revenue                                   134           123            85           124           713           386
First Franklin origination and sales revenue              26             3            30            --           157            57
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   TOTAL MORTGAGE BANKING REVENUE                  $     160     $     126     $     115     $     124     $     870     $     443
                                                   =========     =========     =========     =========     =========     =========
APPLICATION DATA(1)

NCMC applications                                  $  30,094     $  20,454     $  19,867     $  19,807     $ 102,922     $  44,788
First Franklin applications                            4,553         4,541         4,149         2,919        15,025        11,482
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   TOTAL APPLICATIONS                              $  34,647     $  24,995     $  24,016     $  22,726     $ 117,947     $  56,270
                                                   =========     =========     =========     =========     =========     =========
PERCENTAGE OF NCMC APPLICATIONS
   REPRESENTED BY:

       Refinances                                         71%           54%           50%           58%           75%           50%
       Government loans                                   11%           14%           15%           15%           15%           20%
       Adjustable-rate loans                               7%            5%            3%            1%            8%            9%

PRODUCTION DATA

NCMC originations:
     Retail                                        $   9,736     $   6,348     $   6,970     $   4,689     $  25,101     $  12,506
     Wholesale                                        10,592         6,508         6,952         4,248        32,052        15,488
                                                   ---------     ---------     ---------     ---------     ---------     ---------
     Total NCMC originations                          20,328        12,856        13,922         8,937        57,153        27,994
First Franklin originations                              466           803           655           541         4,128         1,874
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   TOTAL LOANS ORIGINATED FOR SALE                 $  20,794     $  13,659     $  14,577     $   9,478     $  61,281     $  29,868
                                                   =========     =========     =========     =========     =========     =========
PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:

       Refinances                                         70%           49%           56%           58%           75%           54%
       Government loans                                   17%           23%           21%           25%           15%           20%
       Adjustable-rate loans                               7%            8%            4%            3%            6%            9%

NATIONAL ORIGINATOR RANKING(2)                             7             8             8            11

GEOGRAPHIC MIX OF ORIGINATIONS:

  Top five states and their percentage to total
        NCMC originations:
        California                                        18%           22%           20%           20%           20%           23%
        Maryland                                           7%            6%           --             6%            8%            6%
        Virginia                                           7%            6%            6%            6%            7%            6%
        Illinois                                           7%            6%            6%            7%            6%            6%
        Texas                                             --            --            --            --             6%            5%
        Ohio                                               6%            6%            6%           --            --            --
        Arizona                                           --            --             6%            6%           --            --

NCMC sales to secondary market                     $  12,152     $  12,378     $  10,374     $   6,105     $  52,888     $  32,379
First Franklin loan sales                                890           225           852           103         4,015         1,882
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   TOTAL MORTGAGE LOAN SALES                       $  13,042     $  12,603     $  11,226     $   6,208     $  56,903     $  34,261
                                                   =========     =========     =========     =========     =========     =========
MEMO:

Total First Franklin loan originations             $   1,848     $   1,900     $   1,538     $   1,015     $   7,884     $   4,405


(1) Represents applications for both loans originated for sale and to be held in portfolio

(2) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)


                                                              2003                                      2002
                                                    -----------------------     ---------------------------------------------------
                                                     2ND QTR       1ST QTR       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                    -----------------------     ---------------------------------------------------
MORTGAGE SERVICING ASSETS
  Carrying value at beginning of period             $     813     $     615     $     691     $   1,068     $   1,364     $   1,136
  Additions                                               258           267           184           142           206           295
  Amortization                                           (137)         (148)         (138)         (111)          (78)          (69)
  SFAS 133 basis adjustment                              (122)           (6)         (128)         (348)         (332)           (6)
  SFAS 140 impairment (charge) recovery                   (74)           87             9           (47)          (87)           13
  Sales                                                    (5)           (2)           (3)          (13)           (5)           (5)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
  CARRYING VALUE AT END OF PERIOD                   $     733     $     813     $     615     $     691     $   1,068     $   1,364
                                                    =========     =========     =========     =========     =========     =========

MORTGAGE SERVICING ASSET VALUATION
  Amortized cost basis of servicing assets          $   1,182     $   1,933     $   1,816     $   1,772     $   1,754     $   1,632
  SFAS 133 hedge basis adjustments                       (326)         (823)         (817)         (688)         (340)           (9)
  Impairment valuation allowance                         (123)         (297)         (384)         (393)         (346)         (259)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
  CARRYING VALUE AT END OF PERIOD                   $     733     $     813     $     615     $     691     $   1,068     $   1,364
                                                    =========     =========     =========     =========     =========     =========

RATIO OF MORTGAGE SERVICING ASSETS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES               .61%          .72%          .60%          .70%         1.13%         1.60%

SERVICING  DATA
Servicing portfolio (UPB):
    Conventional                                    $  74,842     $  67,549     $  61,044     $  60,013     $  58,132     $  52,403
    Government                                         23,760        23,405        22,060        22,163        21,386        20,302
    Jumbo and other                                    21,292        21,404        18,754        16,263        15,032        12,501
                                                    ---------     ---------     ---------     ---------     ---------     ---------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES   $ 119,894     $ 112,358     $ 101,858     $  98,439     $  94,550     $  85,206
                                                    =========     =========     =========     =========     =========     =========

NATIONAL SERVICER RANKING(1)                                              9             8            10            11            11

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES(2):
    Top five states and their percentage to total
      mortgage loans serviced for third parties
        California                                         14%           14%           14%           14%           14%           13%
        Ohio                                                6%            7%            7%            8%            8%            8%
        Maryland                                            6%            6%            6%            6%            6%            6%
        Virginia                                            6%            6%            6%            6%            6%            6%
        Texas                                               6%            6%           --            --            --            --
        Illinois                                           --            --             6%            6%            6%            6%
        Pennsylvania                                       --            --            --            --            --            --

                                                                                                                SIX MONTHS ENDED
                                                                            2001                                    JUNE 30,
                                                    ---------------------------------------------------     -----------------------
                                                     4TH QTR       3RD QTR       2ND QTR       1ST QTR         2003          2002
                                                    ---------------------------------------------------     -----------------------
MORTGAGE SERVICING ASSETS
  Carrying value at beginning of period             $     818     $   1,007     $     864     $   1,000     $     615     $   1,136
  Additions                                               179           175           178           102           525           501
  Amortization                                            (62)          (50)          (45)          (40)         (285)         (147)
  SFAS 133 basis adjustment                               240          (279)           36            --          (128)         (338)
  SFAS 140 impairment (charge) recovery                   (37)          (33)          (24)         (198)           13           (74)
  Sales                                                    (2)           (2)           (2)           --            (7)          (10)
                                                    ---------     ---------     ---------     ---------     ---------     ---------
  CARRYING VALUE AT END OF PERIOD                   $   1,136     $     818     $   1,007     $     864     $     733     $   1,068
                                                    =========     =========     =========     =========     =========     =========

MORTGAGE SERVICING ASSET VALUATION
  Amortized cost basis of servicing assets          $   1,410     $   1,297     $   1,174     $   1,042
  SFAS 133 hedge basis adjustments                         (2)         (243)           36            --
  Impairment valuation allowance                         (272)         (236)         (203)         (178)
                                                    ---------     ---------     ---------     ---------
  CARRYING VALUE AT END OF PERIOD                   $   1,136     $     818     $   1,007     $     864
                                                    =========     =========     =========     =========

RATIO OF MORTGAGE SERVICING ASSETS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES              1.54%         1.17%         1.62%        1.51%

SERVICING  DATA
Servicing portfolio (UPB):
    Conventional                                    $  44,489
    Government                                         19,057
    Jumbo and other                                    10,384
                                                    ---------     ---------     ---------     ---------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES   $  73,930     $  70,148     $  62,246     $  57,102
                                                    =========     =========     =========     =========

NATIONAL SERVICER RANKING(1)                               12            12            12            13

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES(2):
    Top five states and their percentage to total
      mortgage loans serviced for third parties
        California                                         12%           11%            9%            7%
        Ohio                                                9%            9%           10%           10%
        Maryland                                           --            --            --            --
        Virginia                                            6%            6%            6%            6%
        Texas                                              --            --            --            --
        Illinois                                            6%            6%            6%            6%
        Pennsylvania                                        6%            7%            7%            8%

(1) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

(2) Based upon period-end UPB of mortgage loans serviced for third parties

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                              2003                                      2002
                                                    -----------------------     ---------------------------------------------------
                                                     2ND QTR       1ST QTR       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                    -----------------------     ---------------------------------------------------
SERVICING DATA (CONTINUED)
SERVICING PORTFOLIO METRICS:
  Conventional:
    Number of loans                                   589,048       554,707       526,037       522,293       512,385       473,163
    Average loan size                               $ 127,056     $ 121,774     $ 116,045     $ 114,903     $ 113,454     $ 110,750
    Weighted-average note rate                           6.31%         6.55%         6.76%         6.92%         6.98%         7.03%
    Weighted-average servicing fee                     31 bps        32 bps        32 bps        32 bps        33 bps        33 bps
    Weighted-average age in months                         17            18            21            22            22            23
    Default rate(1)                                      2.81%         2.97%         3.26%         2.74%         2.49%         2.62%

  Government:
    Number of loans                                   219,551       219,824       210,550       213,870       209,824       203,677
    Average loan size                               $ 108,221     $ 106,469     $ 104,771     $ 103,628     $ 101,923     $  99,678
    Weighted-average note rate                           6.50%         6.70%         6.88%         7.06%         7.17%         7.27%
    Weighted-average servicing fee                     48 bps        48 bps        49 bps        49 bps        49 bps        50 bps
    Weighted-average age in months                         20            21            22            22            23            23
    Default rate(1)                                      7.06%         6.91%         8.92%         8.04%         8.58%         9.78%

  Jumbo and other:
    Number of loans                                    99,370        96,619        81,825        73,970        68,626        58,028
    Average loan size                               $ 214,270     $ 221,530     $ 229,194     $ 219,863     $ 219,038     $ 215,428
    Weighted-average note rate                           6.37%         6.55%         6.74%         7.03%         7.15%         7.24%
    Weighted-average servicing fee                     27 bps        27 bps        27 bps        26 bps        28 bps        27 bps
    Weighted-average age in months                         11            11            12            14            15            16
    Default rate(1)                                      6.30%         7.38%         7.70%         7.31%         9.16%         8.42%

  Total portfolio:
    Number of loans                                   907,969       871,150       818,412       810,133       790,835       734,868
    Average loan size                               $ 132,046     $ 128,977     $ 124,458     $ 121,510     $ 119,557     $ 115,947
    Weighted-average note rate                           6.36%         6.58%         6.78%         6.97%         7.05%         7.12%
    Weighted-average servicing fee                     34 bps        34 bps        35 bps        35 bps        36 bps        36 bps
    Weighted-average age in months                         16            18            19            21            21            22
    Default rate(1)                                      4.29%         4.64%         5.29%         4.69%         4.91%         5.17%

                                                                            2001
                                                    ---------------------------------------------------
                                                     4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                    ---------------------------------------------------
SERVICING DATA (CONTINUED)
SERVICING PORTFOLIO METRICS:
  Conventional:
    Number of loans                                   427,923
    Average loan size                               $ 103,965
    Weighted-average note rate                           7.20%
    Weighted-average servicing fee                     33 bps
    Weighted-average age in months                         26
    Default rate(1)                                      3.10%

  Government:
    Number of loans                                   195,888
    Average loan size                               $  97,283
    Weighted-average note rate                           7.42%
    Weighted-average servicing fee                     51 bps
    Weighted-average age in months                         24
    Default rate(1)                                     12.06%

  Jumbo and other:
    Number of loans                                    51,859
    Average loan size                               $ 200,228
    Weighted-average note rate                           7.46%
    Weighted-average servicing fee                     27 bps
    Weighted-average age in months                         18
    Default rate(1)                                      8.85%

  Total portfolio:
    Number of loans                                   675,670
    Average loan size                               $ 109,417
    Weighted-average note rate                           7.29%
    Weighted-average servicing fee                     36 bps
    Weighted-average age in months                         24
    Default rate(1)                                      6.20%


(1) Mortgage loans greater than 30 days past due

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
           FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)



                                                                   2003                                2002
                                                           --------------------    --------------------------------------------
                                                            2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                           --------------------    --------------------------------------------
PRODUCTION DATA
ORIGINATIONS:
  Total First Franklin originations                        $  4,396    $  3,488    $  3,606    $  2,706    $  2,396    $  2,009
  Weighted-average note rate                                   7.14%       7.36%       7.42%       8.00%       8.37%       8.40%
  Weighted-average credit score(2)                              657         657         658         659         663         663

SALES:
  Total sales of First Franklin loans to third parties     $  2,164    $  1,851    $  1,810    $    867    $  1,247    $    635
  Gain on sales of First Franklin loans to third parties         88          69          69          27          43          14

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                               $ 11,496    $ 10,434    $  9,370    $  8,733    $  7,472    $  6,773
Weighted-average note rate                                     7.70%       7.81%       8.03%       8.29%       8.58%       8.79%
Weighted-average loan size                                 $126,390    $136,113    $138,902    $137,913    $135,506    $133,414
Weighted-average credit score(2)(4)                             645         645         646         644         642         637
Weighted-average loan to value ratio(5)                       78.56%      79.83%      78.83%      78.89%      77.73%      77.62%

BY LOAN PURPOSE:
  Purchase                                                       69%         69%         71%         72%         71%         71%
  Cash out refinancing                                           24%         24%         23%         22%         23%         23%
  Rate and term refinancing                                       7%          7%          6%          6%          6%          6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
  REPRESENTED BY:
  Owner occupied                                                 97%         97%         97%         97%         97%         97%
  Adjustable-rate loans                                          67%         72%         74%         77%         77%         80%
  Second lien(6)                                                  6%          2%          1%          1%          2%          2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                     46%         47%         48%         49%         49%         49%
  Florida                                                         6%          6%          6%          6%          6%          6%
  Ohio                                                            4%          4%          4%          4%          4%          4%
  Oregon                                                          4%          4%          4%          4%          4%          4%
  Washington                                                      4%          3%          3%          3%         --          --
  Illinois                                                       --          --          --          --           3%          3%
  Michigan                                                       --          --          --          --          --          --

NET CHARGE-OFFS                                            $      5    $      6    $      5    $      4    $      4    $      6

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                               .18%        .24%        .22%        .19%        .23%        .39%

NONPERFORMING ASSETS:
  Nonperforming loans                                      $     47    $     44    $     44    $     46    $     47    $     47
  Other real estate owned                                        31          34          34          30          24          17
                                                           --------    --------    --------    --------    --------    --------
    Total                                                  $     78    $     78    $     78    $     76    $     71    $     64
                                                           ========    ========    ========    ========    ========    ========

Loans 90+ days past due                                    $    237    $    233    $    228    $    216    $    198    $    179

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                   .67%        .75%        .83%        .87%        .95%        .94%

                                                                                                             SIX MONTHS ENDED
                                                                               2001                              JUNE 30,
                                                           --------------------------------------------    --------------------
                                                            4TH QTR     3RD QTR     2ND QTR     1ST QTR      2003        2002
                                                           --------------------------------------------    --------------------
PRODUCTION DATA
ORIGINATIONS:
  Total First Franklin originations                        $  1,848    $  1,900    $  1,538    $  1,015    $  7,884    $  4,405
  Weighted-average note rate                                   8.47%       8.92%       9.07%       9.71%       7.25%       8.38%
  Weighted-average credit score(2)                              666         664         657         644         654         663

SALES:
  Total sales of First Franklin loans to third parties     $    890    $    225    $    852    $    103    $  4,015    $  1,882
  Gain on sales of First Franklin loans to third parties         26           3          30          --         157          57

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                               $  5,690    $  5,006    $  3,719    $  3,384
Weighted-average note rate                                     9.24%       9.50%       9.94%      10.00%
Weighted-average loan size                                 $127,288    $127,758    $123,547    $123,273
Weighted-average credit score(2)(4)                             638         621         626         623
Weighted-average loan to value ratio(5)                       78.12%      78.22%      78.47%      78.18%

BY LOAN PURPOSE:
  Purchase                                                       71%         71%         71%         73%
  Cash out refinancing                                           23%         23%         23%         21%
  Rate and term refinancing                                       6%          6%          6%          6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
  REPRESENTED BY:
  Owner occupied                                                 98%         98%         98%         98%
  Adjustable-rate loans                                          79%         84%         88%         94%
  Second lien(6)                                                  3%          1%         --          --

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                     48%         46%         43%         44%
  Florida                                                         6%          6%          6%          6%
  Ohio                                                            4%          4%          4%          4%
  Oregon                                                          4%          4%         --           4%
  Washington                                                     --          --          --          --
  Illinois                                                        4%          4%          4%          5%
  Michigan                                                       --          --           4%         --

NET CHARGE-OFFS                                            $      7    $      2    $      1          --    $     11    $     10

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                               .53%        .18%        .12%         --         .20%        .30%

NONPERFORMING ASSETS:
  Nonperforming loans                                      $     35    $     16    $     12    $      5
  Other real estate owned                                        17           9           5           3
                                                           --------    --------    --------    --------
    Total                                                  $     52    $     25    $     17    $      8
                                                           ========    ========    ========    ========

Loans 90+ days past due                                    $    155    $    142    $     97    $     54

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                   .91%        .50%        .46%        .24%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon current FICO(R)score for borrowers. FICO(R)scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(6) Second lien positions are fully insured by third-party mortgage insurance providers up to 10% of the insured loan pool balance. Second lien positions are not included in the loan-to-value calculations.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)


                                                                            2003                            2002
                                                                ---------------------------     ---------------------------
                                                                  2ND QTR         1ST QTR         4TH QTR         3RD QTR
                                                                ---------------------------     ---------------------------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                                        $   489,221     $   484,593     $   496,444     $   493,750
Provision for loan losses                                            73,761          70,465          79,940          63,656
                                                                -----------     -----------     -----------     -----------
Net interest income after provision                                 415,460         414,128         416,504         430,094
Noninterest income                                                  185,311         166,639         170,451         167,710
Noninterest expense                                                 331,217         354,297         327,698         323,531
                                                                -----------     -----------     -----------     -----------
Income before taxes                                                 269,554         226,470         259,257         274,273
Income tax expense and TE adjustment                                101,892          85,606          97,999         103,676
                                                                -----------     -----------     -----------     -----------
Net income                                                      $   167,662     $   140,864     $   161,258     $   170,597
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual charge                                             --       $   (25,255)           --              --
                                                                -----------     -----------     -----------     -----------
Total                                                                  --       $   (25,255)           --              --
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual charge                                             --       $   (16,416)           --              --
                                                                -----------     -----------     -----------     -----------
Total                                                                  --       $   (16,416)           --              --
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $    25,737     $    25,819     $    25,189     $    24,382
Average equity (in millions)                                          2,324           2,272           2,258           2,211
Return on average assets                                               2.61%           2.21%           2.54%           2.78%
Return on average equity                                              28.94           25.14           28.34           30.61
Efficiency ratio                                                      49.10           54.40           49.14           48.91

WHOLESALE BANKING

Net interest income (TE)                                        $   258,776     $   253,086     $   254,325     $   252,683
Provision for loan losses                                           104,339         115,729         125,021          73,905
                                                                -----------     -----------     -----------     -----------

Net interest income after provision                                 154,437         137,357         129,304         178,778
Noninterest income                                                   59,406          85,704          76,596          50,713
Noninterest expense                                                 119,313         136,053         133,488         122,317
                                                                -----------     -----------     -----------     -----------

Income before taxes                                                  94,530          87,008          72,412         107,174
Income tax expense and TE adjustment                                 36,157          32,321          27,404          40,272
                                                                -----------     -----------     -----------     -----------
Net income                                                      $    58,373     $    54,687     $    45,008     $    66,902
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Commercial lease residual (charge) recovery                     $      (121)    $   (17,032)    $    (5,206)    $     1,246
Principal investment (losses) gains                                 (16,388)          6,464          (1,912)        (17,224)
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (16,509)    $   (10,568)    $    (7,118)    $   (15,978)
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual (charge) recovery                     $       (79)    $   (11,071)    $    (3,384)    $       810
Principal investment (losses) gains                                 (10,652)          4,202          (1,243)        (11,195)
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (10,731)    $    (6,869)    $    (4,627)    $   (10,385)
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $    31,194     $    31,180     $    31,461     $    31,013
Average equity (in millions)                                          2,333           2,334           2,225           2,319
Return on average assets                                                .75%            .71%            .57%            .86%
Return on average equity                                              10.03            9.50            8.03           11.44
Efficiency ratio                                                      37.50           40.16           40.34           40.32

                                                                            2002                            YTD
                                                                ---------------------------     ---------------------------
                                                                  2ND QTR         1ST QTR          2003            2002
                                                                ---------------------------     ---------------------------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                                        $   493,392     $   489,157     $   973,814     $   982,549
Provision for loan losses                                            74,303          79,375         144,226         153,678
                                                                -----------     -----------     -----------     -----------
Net interest income after provision                                 419,089         409,782         829,588         828,871
Noninterest income                                                  168,969         144,859         351,950         313,828
Noninterest expense                                                 362,525         331,131         685,514         693,656
                                                                -----------     -----------     -----------     -----------
Income before taxes                                                 225,533         223,510         496,024         449,043
Income tax expense and TE adjustment                                 85,251          84,487         187,498         169,738
                                                                -----------     -----------     -----------     -----------
Net income                                                      $   140,282     $   139,023     $   308,526     $   279,305
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual charge                                      $   (37,682)    $   (13,169)    $   (25,255)    $   (50,851)
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (37,682)    $   (13,169)    $   (25,255)    $   (50,851)
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual charge                                      $   (24,493)    $    (8,560)    $   (16,416)    $   (33,053)
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (24,493)    $    (8,560)    $   (16,416)    $   (33,053)
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $    24,449     $    24,796     $    25,778     $    24,622
Average equity (in millions)                                          2,182           2,166           2,298           2,174
Return on average assets                                               2.30%           2.27%           2.41%           2.29%
Return on average equity                                              25.79           26.03           27.07           25.91
Efficiency ratio                                                      54.73           52.23           51.71           53.51

WHOLESALE BANKING

Net interest income (TE)                                        $   255,592     $   246,620     $   511,862     $   502,212
Provision for loan losses                                            83,600          94,079         220,068         177,679
                                                                -----------     -----------     -----------     -----------

Net interest income after provision                                 171,992         152,541         291,794         324,533
Noninterest income                                                   79,779          71,616         145,110         151,395
Noninterest expense                                                 127,417         124,516         255,366         251,933
                                                                -----------     -----------     -----------     -----------

Income before taxes                                                 124,354          99,641         181,538         223,995
Income tax expense and TE adjustment                                 47,047          37,695          68,478          84,742
                                                                -----------     -----------     -----------     -----------
Net income                                                      $    77,307     $    61,946     $   113,060     $   139,253
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Commercial lease residual (charge) recovery                     $    (4,620)           --       $   (17,153)    $    (4,620)
Principal investment (losses) gains                                  (1,860)    $    (1,907)         (9,924)         (3,767)
                                                                -----------     -----------     -----------     -----------
Total                                                           $    (6,480)    $    (1,907)    $   (27,077)    $    (8,387)
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual (charge) recovery                     $    (3,003)           --       $   (11,150)    $    (3,003)
Principal investment (losses) gains                                  (1,209)    $    (1,239)         (6,450)         (2,448)
                                                                -----------     -----------     -----------     -----------
Total                                                           $    (4,212)    $    (1,239)    $   (17,600)    $    (5,451)
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $    31,041     $    31,407     $    31,187     $    31,223
Average equity (in millions)                                          2,296           2,303           2,334           2,299
Return on average assets                                               1.00%            .80%            .73%            .90%
Return on average equity                                              13.51           10.91            9.77           12.21
Efficiency ratio                                                      37.99           39.13           38.87           38.54

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)


                                                                         2003                                2002
                                                                ---------------------------     ---------------------------
                                                                  2ND QTR         1ST QTR         4TH QTR         3RD QTR
                                                                ---------------------------     ---------------------------
NATIONAL CONSUMER FINANCE (NCF)

Net interest income (TE)                                        $   476,357     $   457,271     $   380,638     $   289,311
Provision for loan losses                                            25,428          30,486         (26,530)         50,121
                                                                -----------     -----------     -----------     -----------

Net interest income after provision                                 450,929         426,785         407,168         239,190
Noninterest income                                                  482,781         400,432         222,150         180,816
Noninterest expense                                                 273,059         245,429         293,144         188,503
                                                                -----------     -----------     -----------     -----------

Income before taxes                                                 660,651         581,788         336,174         231,503
Income tax expense and TE adjustment                                260,362         229,502         126,132          86,804
                                                                -----------     -----------     -----------     -----------

Net income                                                      $   400,289     $   352,286     $   210,042     $   144,699
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $    48,293     $    45,317     $    41,006     $    32,087
Average equity (in millions)                                          1,632           1,576           1,657           1,552
Return on average assets                                               3.32%           3.15%           2.03%           1.79%
Return on average equity                                              98.40           90.67           50.29           36.98
Efficiency ratio                                                      28.47           28.61           48.63           40.10

NCF NET INCOME BY DIVISION:

  National City Mortgage Co., excluding net MSR hedging gains   $   215,947     $   153,744     $    61,116     $    41,998
  Net MSR hedging gains(1)                                           72,309         106,144          44,996          65,431
                                                                -----------     -----------     -----------     -----------
    Total National City Mortgage Co.                                288,256         259,888         106,112         107,429
  First Franklin origination, sales, and portfolio(2)               100,654          82,183          94,952          30,110
  National Home Equity                                               11,379          10,215           8,978           7,160
                                                                -----------     -----------     -----------     -----------
    Net income                                                  $   400,289     $   352,286     $   210,042     $   144,699
                                                                -----------     -----------     -----------     -----------

ASSET MANAGEMENT

Net interest income (TE)                                        $    25,978     $    25,128     $    25,745     $    25,271
Provision for loan losses                                             2,733           1,584           2,352           1,328
                                                                -----------     -----------     -----------     -----------

Net interest income after provision                                  23,245          23,544          23,393          23,943
Noninterest income                                                   91,650          82,782          84,194          89,425
Noninterest expense                                                  70,956          75,911          75,411          72,426
                                                                -----------     -----------     -----------     -----------

Income before taxes                                                  43,939          30,415          32,176          40,942
Income tax expense and TE adjustment                                 16,609          11,497          12,163          15,476
                                                                -----------     -----------     -----------     -----------

Net income                                                      $    27,330     $    18,918     $    20,013     $    25,466
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $     2,890     $     2,916     $     2,951     $     2,934
Average equity (in millions)                                            375             373             385             383
Return on average assets                                               3.79%           2.63%           2.69%           3.44%
Return on average equity                                              29.21           20.55           20.63           26.41
Efficiency ratio                                                      60.32           70.35           68.59           63.15

                                                                            2002                            YTD
                                                                ---------------------------     ---------------------------
                                                                  2ND QTR         1ST QTR          2003            2002
                                                                ---------------------------     ---------------------------
NATIONAL CONSUMER FINANCE (NCF)

Net interest income (TE)                                        $   259,251     $   277,486     $   933,628     $   536,737
Provision for loan losses                                            19,157          22,822          55,914          41,979
                                                                -----------     -----------     -----------     -----------

Net interest income after provision                                 240,094         254,664         877,714         494,758
Noninterest income                                                  249,237         202,390         883,213         451,627
Noninterest expense                                                 211,396         206,262         518,488         417,658
                                                                -----------     -----------     -----------     -----------

Income before taxes                                                 277,935         250,792       1,242,439         528,727
Income tax expense and TE adjustment                                104,234          93,928         489,864         198,162
                                                                -----------     -----------     -----------     -----------

Net income                                                      $   173,701     $   156,864     $   752,575     $   330,565
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $    29,039     $    31,684     $    46,814     $    30,354
Average equity (in millions)                                          1,384           1,270           1,604           1,327
Return on average assets                                               2.40%           2.01%           3.24%           2.20%
Return on average equity                                              50.35           50.11           94.62           50.23
Efficiency ratio                                                      41.57           42.98           28.54           42.26

NCF NET INCOME BY DIVISION:

  National City Mortgage Co., excluding MSR net hedging gains   $   110,009     $   110,140     $   369,691     $   220,149
  Net MSR hedging gains(1)                                           16,435          23,741         178,453          40,176
                                                                -----------     -----------     -----------     -----------
    Total National City Mortgage Co.                                126,444         133,881         548,144         260,325
  First Franklin origination, sales, and portfolio(2)                42,510          19,265         182,837          61,775
  National Home Equity                                                4,747           3,718          21,594           8,465
                                                                -----------     -----------     -----------     -----------
    Net income                                                  $   173,701     $   156,864     $   752,575     $   330,565
                                                                ===========     ===========     ===========     ===========

ASSET MANAGEMENT

Net interest income (TE)                                        $    25,379     $    25,065     $    51,106     $    50,444
Provision for loan losses                                             8,863           1,509           4,317          10,372
                                                                -----------     -----------     -----------     -----------

Net interest income after provision                                  16,516          23,556          46,789          40,072
Noninterest income                                                  102,437          93,646         174,432         196,083
Noninterest expense                                                  77,398          75,401         146,867         152,799
                                                                -----------     -----------     -----------     -----------

Income before taxes                                                  41,555          41,801          74,354          83,356
Income tax expense and TE adjustment                                 15,707          15,801          28,106          31,508
                                                                -----------     -----------     -----------     -----------

Net income                                                      $    25,848     $    26,000     $    46,248     $    51,848
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $     2,974     $     3,012     $     2,903     $     2,993
Average equity (in millions)                                            388             392             374             390
Return on average assets                                               3.49%           3.50%           3.21%           3.49%
Return on average equity                                              26.69           26.89           24.92           26.79
Efficiency ratio                                                      60.55           63.52           65.12           61.98


(1) Represents net after-tax impact of servicing asset hedging activities and servicing asset impairment charges and recoveries

(2) Includes the Altegra and Loan Zone portfolios

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)


                                                                            2003                            2002
                                                                ---------------------------     ---------------------------
                                                                  2ND QTR         1ST QTR         4TH QTR         3RD QTR
                                                                ---------------------------     ---------------------------
NATIONAL PROCESSING

Net interest income (TE)                                        $       865     $       683     $     1,554     $     1,346
Provision for loan losses                                              --              --              --              --
                                                                -----------     -----------     -----------     -----------
Net interest income after provision                                     865             683           1,554           1,346
Noninterest income                                                  113,590         106,123         117,847         114,345
Noninterest expense                                                  95,945          92,564          96,087          97,056
                                                                -----------     -----------     -----------     -----------
Income before taxes                                                  18,510          14,242          23,314          18,635
Income tax expense and TE adjustment                                  7,444           5,695           9,170           5,949
                                                                -----------     -----------     -----------     -----------
Net income                                                      $    11,066     $     8,547     $    14,144     $    12,686
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Severance and related charges                                   $    (1,273)           --              --              --
Charge related to closing operations in Mexico                         --              --              --              --
                                                                -----------     -----------     -----------     -----------
Total                                                           $    (1,273)           --              --              --
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                                   $      (764)          --              --              --
Charge related to closing operations in Mexico                         --             --              --              --
                                                                   -----------     -----------     -----------     -----------
Total                                                           $      (764)          --              --              --
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $       542     $       533     $       520     $       510
Average equity (in millions)                                            466             455             429             412
Return on average assets                                               8.19%           6.50%          10.80%           9.87%
Return on average equity                                               9.52            7.62           13.08           12.22
Efficiency ratio                                                      83.83           86.67           80.47           83.89

PARENT AND OTHER

Net interest expense (TE)                                       $  (148,949)    $  (120,032)    $   (77,532)    $   (83,510)
Benefit related to loan losses                                      (23,114)        (18,031)        (22,145)        (19,846)
                                                                -----------     -----------     -----------     -----------
Net interest expense after provision                               (125,835)       (102,001)        (55,387)        (63,664)
Noninterest income                                                  128,824          24,781           2,257          17,778
Noninterest expense                                                 135,747         104,612          84,819          66,343
                                                                -----------     -----------     -----------     -----------
Income (loss) before taxes                                         (132,758)       (181,832)       (137,949)       (112,229)
Income tax expense (benefit) and TE adjustment                      (84,629)       (103,078)        (67,982)        (66,066)
                                                                -----------     -----------     -----------     -----------
Net income (loss)                                               $   (48,129)    $   (78,754)    $   (69,967)    $   (46,163)
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Building lease termination penalty                              $    (8,738)           --              --              --
Severance and related charges                                         1,376     $   (71,137)    $    (9,755)    $   (11,485)
Consideration from sale of NAMCO preferred shares                      --              --              --              --
Loss on commercial paper conduit consolidation                         --              --              --           (15,891)
Charitable foundation contribution                                  (40,089)           --              --              --
Minority interest related to NPI charges                                115            --              --              --
Bank stock fund gains (losses)                                       31,874            --           (15,605)           --
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (15,462)    $   (71,137)    $   (25,360)    $   (27,376)
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Building lease termination penalty                              $    (5,680)           --              --              --
Severance and related charges                                           894     $   (46,239)    $    (6,341)    $    (7,465)
Consideration from sale of NAMCO preferred shares                      --              --              --              --
Loss on commercial paper conduit consolidation                         --              --              --           (10,329)
Charitable foundation contribution                                  (26,058)           --              --              --
Minority interest related to NPI charges                                115            --              --              --
Bank stock fund gains (losses)                                       25,997            --           (10,143)           --
                                                                -----------     -----------     -----------     -----------
Total                                                           $    (4,732)    $   (46,239)    $   (16,484)    $   (17,794)
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $    10,404     $    10,668     $    11,562     $    10,181

                                                                            2002                            YTD
                                                                ---------------------------     ---------------------------
                                                                  2ND QTR         1ST QTR          2003            2002
                                                                ---------------------------     ---------------------------
NATIONAL PROCESSING

Net interest income (TE)                                        $     1,258     $     1,190     $     1,548     $     2,448
Provision for loan losses                                              --              --              --              --
                                                                -----------     -----------     -----------     -----------
Net interest income after provision                                   1,258           1,190           1,548           2,448
Noninterest income                                                  112,493         109,778         219,713         222,271
Noninterest expense                                                  91,691          91,504         188,509         183,195
                                                                -----------     -----------     -----------     -----------
Income before taxes                                                  22,060          19,464          32,752          41,524
Income tax expense and TE adjustment                                  9,861           7,416          13,139          17,277
                                                                -----------     -----------     -----------     -----------
Net income                                                      $    12,199     $    12,048     $    19,613     $    24,247
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Severance and related charges                                          --              --           ($1,273)           --
Charge related to closing operations in Mexico                  $    (1,650)           --              --       $    (1,650)
                                                                -----------     -----------     -----------     -----------
Total                                                           $    (1,650)           --           ($1,273)    $    (1,650)
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                                          --              --       $      (764)           --
Charge related to closing operations in Mexico                  $    (2,350)           --              --       $    (2,350)
                                                                -----------     -----------     -----------     -----------
Total                                                           $    (2,350)           --       $      (764)    $    (2,350)
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $       453     $       442     $       538     $       446
Average equity (in millions)                                            384             370             461             377
Return on average assets                                              10.80%          11.05%           7.36%          10.97%
Return on average equity                                              12.75           13.20            8.58           12.97
Efficiency ratio                                                      80.61           82.46           85.20           81.52

PARENT AND OTHER

Net interest expense (TE)                                       $   (64,515)    $   (34,167)    $  (268,981)    $   (98,682)
Benefit related to loan losses                                      (20,447)         (9,145)        (41,145)        (29,592)
                                                                -----------     -----------     -----------     -----------
Net interest expense after provision                                (44,068)        (25,022)       (227,836)        (69,090)
Noninterest income                                                   60,409         122,104         153,605         182,513
Noninterest expense                                                 103,495          46,075         240,359         149,570
                                                                -----------     -----------     -----------     -----------
Income (loss) before taxes                                          (87,154)         51,007        (314,590)        (36,147)
Income tax expense (benefit) and TE adjustment                      (50,599)            757        (187,707)        (49,842)
                                                                -----------     -----------     -----------     -----------
Net income (loss)                                               $   (36,555)    $    50,250     $  (126,883)    $    13,695
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Building lease termination penalty                                     --              --       $    (8,738)           --
Severance and related charges                                   $    (5,717)    $    (5,846)        (69,761)    $   (11,563)
Consideration from sale of NAMCO preferred shares                     5,136            --              --             5,136
Loss on commercial paper conduit consolidation                         --              --              --              --
Charitable foundation contribution                                  (52,825)           --           (40,089)        (52,825)
Minority interest related to NPI charge for closing
  operations in Mexico                                                  346            --               115             346
Bank stock fund gains (losses)                                       41,630          48,427          31,874          90,057
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (11,430)    $    42,581     $   (86,599)    $    31,151
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Building lease termination penalty                                     --              --       $    (5,680)           --
Severance and related charges                                   $    (3,716)    $    (3,800)        (45,345)    $    (7,516)
Consideration from sale of NAMCO preferred shares                     3,338            --              --             3,338
Loss on commercial paper conduit consolidation                         --              --              --              --
Charitable foundation contribution                                  (34,336)           --           (26,058)        (34,336)
Minority interest related to NPI charge for closing
  operations in Mexico                                                  346            --               115             346
Bank stock fund gains (losses)                                       32,008          31,478          25,997          63,486
                                                                -----------     -----------     -----------     -----------
Total                                                           $    (2,360)    $    27,678     $   (50,971)    $    25,318
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $     9,965     $    10,767     $    10,534     $    10,365

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                $(IN THOUSANDS)


                                                                            2003                            2002
                                                                ---------------------------     ---------------------------
                                                                  2ND QTR         1ST QTR         4TH QTR         3RD QTR
                                                                ---------------------------     ---------------------------
CONSOLIDATED

Net interest income (TE)                                        $ 1,102,248     $ 1,100,729     $ 1,081,174     $   978,851
Provision for loan losses                                           183,147         200,233         158,638         169,164
                                                                -----------     -----------     -----------     -----------
Net interest income after provision                                 919,101         900,496         922,536         809,687
Noninterest income                                                1,061,562         866,461         673,495         620,787
Noninterest expense                                               1,026,237       1,008,866       1,010,647         870,176
                                                                -----------     -----------     -----------     -----------
Income before taxes                                                 954,426         758,091         585,384         560,298
Income tax expense and TE adjustment                                337,835         261,543         204,886         186,111
                                                                -----------     -----------     -----------     -----------
Net income                                                      $   616,591     $   496,548     $   380,498     $   374,187
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual charge                                             --       $   (25,255)           --              --
Commercial lease residual (charge) recovery                     $      (121)        (17,032)    $    (5,206)    $     1,246
Principal investment (losses) gains                                 (16,388)          6,464          (1,912)        (17,224)
Building lease termination penalty                                   (8,738)           --              --              --
Severance and related charges                                           218         (71,137)         (9,755)        (11,485)
Consideration from sale of NAMCO preferred shares                      --              --              --              --
Loss on commercial paper conduit consolidation                         --              --              --           (15,891)
Charitable foundation contribution                                  (40,089)           --              --              --
NPI charge related to closing operations in
  Mexico, net                                                          --              --              --              --
Bank stock fund gains (losses)                                       31,874            --           (15,605)           --
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (33,244)    $  (106,960)    $   (32,478)    $   (43,354)
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual charge                                             --       $   (16,416)           --              --
Commercial lease residual (charge) recovery                     $       (79)        (11,071)    $    (3,384)    $       810
Principal investment (losses) gains                                 (10,652)          4,202          (1,243)        (11,195)
Building lease termination penalty                                   (5,680)           --              --              --
Severance and related charges                                           245         (46,239)         (6,341)         (7,465)
Consideration from sale of NAMCO preferred shares                      --              --              --              --
Loss on commercial paper conduit consolidation                         --              --              --           (10,329)
Charitable foundation contribution                                  (26,058)           --              --              --
NPI charge related to closing operations in
  Mexico, net                                                          --              --              --              --
Bank stock fund gains (losses)                                       25,997            --           (10,143)           --
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (16,227)    $   (69,524)    $   (21,111)    $   (28,179)
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $   119,060     $   116,433     $   112,689     $   101,107
Average total equity (in millions)                                    8,802           8,600           8,386           8,218
Return on average assets                                               2.08%           1.73%           1.34%           1.47%
Return on average total equity                                        28.10           23.42           18.00           18.06
Efficiency ratio                                                      48.13           51.29           57.06           54.40

                                                                            2002                            YTD
                                                                ---------------------------     ---------------------------
                                                                  2ND QTR         1ST QTR          2003            2002
                                                                ---------------------------     ---------------------------
CONSOLIDATED

Net interest income (TE)                                        $   970,357     $ 1,005,351     $ 2,202,977     $ 1,975,708
Provision for loan losses                                           165,476         188,640         383,380         354,116
                                                                -----------     -----------     -----------     -----------
Net interest income after provision                                 804,881         816,711       1,819,597       1,621,592
Noninterest income                                                  773,324         744,393       1,928,023       1,517,717
Noninterest expense                                                 973,922         874,889       2,035,103       1,848,811
                                                                -----------     -----------     -----------     -----------
Income before taxes                                                 604,283         686,215       1,712,517       1,290,498
Income tax expense and TE adjustment                                211,501         240,084         599,378         451,585
                                                                -----------     -----------     -----------     -----------
Net income                                                      $   392,782     $   446,131     $ 1,113,139     $   838,913
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual charge                                      $   (37,682)    $   (13,169)    $   (25,255)    $   (50,851)
Commercial lease residual (charge) recovery                          (4,620)           --           (17,153)         (4,620)
Principal investment (losses) gains                                  (1,860)         (1,907)         (9,924)         (3,767)
Building lease termination penalty                                     --              --            (8,738)           --
Severance and related charges                                        (5,717)         (5,846)        (70,919)        (11,563)
Consideration from sale of NAMCO preferred shares                     5,136            --              --             5,136
Loss on commercial paper conduit consolidation                         --              --              --              --
Charitable foundation contribution                                  (52,825)           --           (40,089)        (52,825)
NPI charge related to closing operations in
  Mexico, net                                                        (1,304)           --              --            (1,304)
Bank stock fund gains (losses)                                       41,630          48,427          31,874          90,057
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (57,242)    $    27,505     $  (140,204)    $   (29,737)
                                                                ===========     ===========     ===========     ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual charge                                      $   (24,493)    $    (8,560)    $   (16,416)    $   (33,053)
Commercial lease residual (charge) recovery                          (3,003)           --           (11,150)         (3,003)
Principal investment (losses) gains                                  (1,209)         (1,239)         (6,450)         (2,448)
Building lease termination penalty                                     --              --            (5,680)           --
Severance and related charges                                        (3,716)         (3,800)        (45,994)         (7,516)
Consideration from sale of NAMCO preferred shares                     3,338            --              --             3,338
Loss on commercial paper conduit consolidation                         --              --              --              --
Charitable foundation contribution                                  (34,336)           --           (26,058)        (34,336)
NPI charge related to closing operations in
  Mexico, net                                                        (2,004)           --              --            (2,004)
Bank stock fund gains (losses)                                       32,008          31,478          25,997          63,486
                                                                -----------     -----------     -----------     -----------
Total                                                           $   (33,415)    $    17,879     $   (85,751)    $   (15,536)
                                                                ===========     ===========     ===========     ===========

Average assets (in millions)                                    $    97,921     $   102,108     $   117,754     $   100,003
Average total equity (in millions)                                    7,886           7,529           8,701           7,709
Return on average assets                                               1.61%           1.77%           1.91%           1.69%
Return on average total equity                                        19.98           24.03           25.80           21.95
Efficiency ratio                                                      57.30           51.58           49.64           54.44

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)


                                                                 JUNE        MAY        APRIL       MARCH      FEBRUARY    JANUARY
                                                                 2003        2003        2003        2003        2003        2003
                                                               --------    --------    --------    --------    --------    --------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                       $  6,920    $  7,421    $  7,850    $  8,080    $  8,345    $  8,464

  PORTFOLIO LOANS:
    Commercial                                                 $ 23,752    $ 24,269    $ 24,936    $ 24,799    $ 24,589    $ 24,400
    Real estate - commercial                                      9,465       9,453       9,508       9,496       9,397       9,366
    Real estate - residential                                    22,833      22,525      22,048      21,787      20,931      20,348
    Home equity lines of credit                                   8,996       8,771       8,514       8,306       8,156       7,995
    Credit card and other unsecured lines of credit               2,115       2,083       2,055       2,039       2,025       2,033
    Other consumer                                                8,001       7,828       8,047       7,812       8,034       8,031
                                                               --------    --------    --------    --------    --------    --------
      TOTAL PORTFOLIO LOANS                                    $ 75,162    $ 74,929    $ 75,108    $ 74,239    $ 73,132    $ 72,173
                                                               ========    ========    ========    ========    ========    ========

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                 $     13    $     13    $     13    $     13    $     15    $     15
    Mortgage                                                     25,170      24,337      22,799      21,393      22,251      23,861
                                                               --------    --------    --------    --------    --------    --------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION              $ 25,183    $ 24,350    $ 22,812    $ 21,406    $ 22,266    $ 23,876
                                                               ========    ========    ========    ========    ========    ========

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                        $ 17,868    $ 17,537    $ 17,385    $ 16,061    $ 15,728    $ 15,283
    NOW and money market accounts                                25,404      25,003      24,730      24,060      23,375      23,021
    Savings accounts                                              2,452       2,448       2,442       2,441       2,449       2,482
    Consumer time                                                13,799      13,998      14,116      14,264      14,466      14,627
                                                               --------    --------    --------    --------    --------    --------
      CORE DEPOSITS                                              59,523      58,986      58,673      56,826      56,018      55,413
    Other                                                         3,038       3,402       3,176       3,307       3,569       3,250
    Foreign                                                       5,683       8,612       6,498       6,250       6,001       7,498
                                                               --------    --------    --------    --------    --------    --------
      TOTAL DEPOSITS                                             68,244      71,000      68,347      66,383      65,588      66,161
  Federal funds borrowed and security repurchase agreements      11,674      11,420      12,783      12,169      12,841      11,960
  Borrowed funds                                                  1,617       1,304       1,670       1,731       2,249       3,893
  Long-term debt and capital securities                          25,753      22,995      23,021      23,063      22,976      22,452

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                      $  4,735    $  4,741    $  4,599    $  3,681    $  3,510    $  3,186
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                        1,007         954         909         816         750         717
Noninterest bearing deposits excluding P&I and T&I balances      12,126      11,842      11,877      11,564      11,468      11,380
Core deposits excluding P&I and T&I balances                     53,781      53,291      53,165      52,329      51,758      51,510


                           CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                 JUNE        MAY        APRIL       MARCH      FEBRUARY    JANUARY
                                                                 2003        2003        2003        2003        2003        2003
                                                               --------    --------    --------    --------    --------    --------
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                                --          --          --           1.1          .2          .1
Average price per share of repurchased common shares               --          --          --      $  27.30    $  26.93    $  27.02
Total cost                                                         --          --          --      $   31.1    $    5.2    $    1.3
Common shares remaining under authorization(1)                     37.9        37.9        37.9        37.9        39.0        14.3

(1) In February 2003, National City Corporation's Board of Directors authorized the repurchase of an additional 25 million shares of issued and outstanding common stock

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                           CONSUMER AND SMALL BUSINESS
                     FINANCIAL SERVICES PERFORMANCE MEASURES

                                                     JUNE        MAY        APRIL       MARCH      FEBRUARY    JANUARY
                                                     2003        2003        2003        2003        2003        2003
                                                   --------    --------    --------    --------    --------    --------
DEPOSIT ACCOUNT METRICS (Period-end)
PERSONAL DEPOSITS:
Number of accounts (in thousands):
  Noninterest bearing checking                        1,603       1,589       1,581       1,574       1,568       1,563
  Interest bearing checking                             696         692         688         682         675         669
  Money market savings                                  449         445         442         438         432         427
  Regular savings                                       855         859         863         871         876         880
                                                   --------    --------    --------    --------    --------    --------
    TOTAL PERSONAL DEPOSIT ACCOUNTS                   3,603       3,585       3,574       3,565       3,551       3,539
                                                   ========    ========    ========    ========    ========    ========

Average account size:
  Noninterest bearing checking                     $  1,882    $  1,891    $  1,931    $  1,917    $  1,867    $  1,828
  Interest bearing checking                          10,786      10,658      10,627      10,234       9,892       9,920
  Money market savings                               29,982      29,850      29,677      29,531      29,345      29,371
  Regular savings                                     2,548       2,540       2,527       2,496       2,446       2,437
                                                   --------    --------    --------    --------    --------    --------
    TOTAL AVERAGE ACCOUNT SIZE                     $  7,254    $  7,210    $  7,177    $  7,039    $  6,879    $  6,831
                                                   ========    ========    ========    ========    ========    ========

BUSINESS DEPOSITS:

Number of accounts (in thousands)                       297         294         290         286         281         277
Average account size                               $ 20,973    $ 20,655    $ 20,543    $ 20,532    $ 20,836    $ 21,049

TIME DEPOSITS:

Number of accounts (in thousands)                       851         862         872         882         892         902
Average account size                               $ 15,695    $ 15,722    $ 15,668    $ 15,653    $ 15,704    $ 15,708

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)
Installment loan originations:
  Home equity(2)                                      5,753       4,006       2,710       3,266       2,300       1,954
  Other(3)                                            1,775       1,926       1,799       1,653       1,551       1,493
Home equity and other lines of credit(3)              7,822       9,857       9,295       7,036       6,264       6,106
                                                   --------    --------    --------    --------    --------    --------
     TOTAL CONSUMER LOAN ORIGINATIONS                15,350      15,789      13,804      11,955      10,115       9,553
                                                   ========    ========    ========    ========    ========    ========

BANK BRANCHES AND OTHER
Total bank branches                                   1,123       1,131       1,136       1,139       1,139       1,142
ATMs                                                  1,583       1,597       1,597       1,607       1,607       1,608
Online banking customers                            664,283     640,523     621,538     599,411     578,653     556,236

(1) Excludes home equity loans generated by the National Consumer Finance line of business.

(2) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(3) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans



                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                                     JUNE        MAY        APRIL       MARCH      FEBRUARY    JANUARY
                                                     2003        2003        2003        2003        2003        2003
                                                   --------    --------    --------    --------    --------    --------
APPLICATION DATA(1)
National City Mortgage Co. (NCMC)                  $ 21,344    $ 21,374    $ 15,131    $ 18,361    $ 13,511    $ 13,201
First Franklin                                        2,732       2,858       2,672       2,244       2,450       2,069
                                                   --------    --------    --------    --------    --------    --------
  TOTAL APPLICATIONS                               $ 24,076    $ 24,232    $ 17,803    $ 20,605    $ 15,961    $ 15,270
                                                   ========    ========    ========    ========    ========    ========

PRODUCTION DATA
NCMC:
    Retail                                         $  5,498    $  4,371    $  4,626    $  3,975    $  3,279    $  3,352
    Wholesale                                         6,562       5,446       6,350       5,372       4,263       4,059
                                                   --------    --------    --------    --------    --------    --------
    Total NCMC originations                          12,060       9,817      10,976       9,347       7,542       7,411
First Franklin originations                             868         746         782         680         350         702
                                                   --------    --------    --------    --------    --------    --------
  TOTAL LOANS ORIGINATED FOR SALE                  $ 12,928    $ 10,563    $ 11,758    $ 10,027    $  7,892    $  8,113
                                                   ========    ========    ========    ========    ========    ========

MEMO:

Total First Franklin loan originations             $  1,588    $  1,449    $  1,359    $  1,280    $  1,105    $  1,103

LOAN SALES
NCMC                                               $  9,445    $  8,472    $  9,360    $  8,968    $  7,751    $  8,892
First Franklin                                        1,499         117         548         572         617         662
                                                   --------    --------    --------    --------    --------    --------
  TOTAL MORTGAGE LOAN SALES                        $ 10,944    $  8,589    $  9,908    $  9,540    $  8,368    $  9,554
                                                   ========    ========    ========    ========    ========    ========

SERVICING DATA
Total mortgage loans serviced for third parties    $119,894    $117,493    $114,204    $112,358    $108,638    $105,465

(1) Represents applications for both loans originated for sale and to be held in portfolio